                                                                    EXHIBIT 10.6


                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT

                         Dated as of December 10, 2001,

                                  by and among

                           ADVANCE FUNDING CORPORATION

                                   as Seller,

                        REDWOOD RECEIVABLES CORPORATION,

                              as Conduit Purchaser,

                              ADVP MANAGEMENT L.P.,


                                  as Servicer,

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION,

               as Committed Purchaser and as Administrative Agent


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                                TABLE OF CONTENTS

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
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
Article I Definitions and Interpretation..........................................................................2
    SECTION 1.1       DEFINITIONS.................................................................................2
    SECTION 1.2       RULES OF CONSTRUCTION.......................................................................2
Article II Amounts and Terms of Purchases.........................................................................2
    SECTION 2.1       PURCHASES...................................................................................2
    SECTION 2.2       OPTIONAL CHANGES IN MAXIMUM PURCHASE LIMIT..................................................2
    SECTION 2.3       NOTICES RELATING TO PURCHASES AND REDUCTIONS IN CAPITAL INVESTMENT..........................3
    SECTION 2.4       CONVEYANCE OF TRANSFERRED RECEIVABLES.......................................................4
    SECTION 2.5       FACILITY TERMINATION DATE...................................................................5
    SECTION 2.6       DAILY YIELD.................................................................................5
    SECTION 2.7       FEES........................................................................................5
    SECTION 2.8       TIME AND METHOD OF PAYMENTS.................................................................6
    SECTION 2.9       CAPITAL REQUIREMENTS; ADDITIONAL COSTS......................................................6
    SECTION 2.10      BREAKAGE COSTS..............................................................................7
    SECTION 2.11      PURCHASE EXCESS.............................................................................8
Article III Conditions Precedent..................................................................................8
    SECTION 3.1       CONDITIONS TO EFFECTIVENESS OF AGREEMENT....................................................8
    SECTION 3.2       CONDITIONS PRECEDENT TO ALL PURCHASES......................................................10
    SECTION 3.3       CONDITIONS PRECEDENT TO ALL RELEASES OF FUNDS..............................................11
Article IV Representations and Warranties........................................................................12
    SECTION 4.1       REPRESENTATIONS AND WARRANTIES OF THE SELLER...............................................12
    SECTION 4.2       [RESERVED].................................................................................19
    SECTION 4.3       REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES OF THE SELLER..............................19
Article V Covenants..............................................................................................19
    SECTION 5.1       AFFIRMATIVE COVENANTS......................................................................19
    SECTION 5.2       REPORTING REQUIREMENTS OF THE SELLER.......................................................24
    SECTION 5.3       NEGATIVE COVENANTS.........................................................................24
Article VI Collections and Disbursements.........................................................................27
    SECTION 6.1       ESTABLISHMENT OF ACCOUNTS..................................................................27
    SECTION 6.2       FUNDING OF COLLECTION ACCOUNT..............................................................29
    SECTION 6.3       DAILY DISBURSEMENTS FROM THE COLLECTION ACCOUNT; REVOLVING PERIOD..........................30
    SECTION 6.4       DISBURSEMENTS FROM THE RETENTION ACCOUNT; SETTLEMENT DATE PROCEDURES; REVOLVING PERIOD.....31
    SECTION 6.5       LIQUIDATION SETTLEMENT PROCEDURES..........................................................33
    SECTION 6.6       INVESTMENT OF FUNDS IN ACCOUNTS............................................................34
    SECTION 6.7       TERMINATION PROCEDURES.....................................................................34
Article VII Servicer Provisions..................................................................................34
    SECTION 7.1       APPOINTMENT OF THE SERVICER................................................................34
    SECTION 7.2       DUTIES AND RESPONSIBILITIES OF THE SERVICER................................................35
    SECTION 7.3       COLLECTIONS ON TRANSFERRED RECEIVABLES.....................................................35
    SECTION 7.4       AUTHORIZATION OF THE SERVICER..............................................................35


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
    SECTION 7.5       SERVICING FEES.............................................................................36
    SECTION 7.6       REPRESENTATIONS AND WARRANTIES OF THE SERVICER.............................................37
    SECTION 7.7       AFFIRMATIVE COVENANTS OF THE SERVICER......................................................41
    SECTION 7.8       NEGATIVE COVENANTS OF THE SERVICER.........................................................43
    SECTION 7.9       REPORTING REQUIREMENTS OF THE SERVICER.....................................................45
Article VIII Grant of Security Interests.........................................................................45
    SECTION 8.1       SELLER'S GRANT OF SECURITY INTEREST........................................................45
    SECTION 8.2       SELLER'S CERTIFICATION.....................................................................46
    SECTION 8.3       CONSENT TO ASSIGNMENT......................................................................46
    SECTION 8.4       DELIVERY OF COLLATERAL.....................................................................47
    SECTION 8.5       SELLER REMAINS LIABLE......................................................................47
    SECTION 8.6       COVENANTS OF THE SELLER AND THE SERVICER REGARDING THE SELLER COLLATERAL...................48
Article IX Termination Events....................................................................................50
    SECTION 9.1       TERMINATION EVENTS.........................................................................50
    SECTION 9.2       SERVICER TERMINATION EVENTS................................................................53
Article X Remedies...............................................................................................55
    SECTION 10.1      ACTIONS UPON TERMINATION EVENT.............................................................55
    SECTION 10.2      EXERCISE OF REMEDIES.......................................................................57
    SECTION 10.3      POWER OF ATTORNEY..........................................................................57
    SECTION 10.4      CONTINUING SECURITY INTEREST...............................................................57
Article XI Successor Servicer Provisions.........................................................................57
    SECTION 11.1      SERVICER NOT TO RESIGN.....................................................................57
    SECTION 11.2      APPOINTMENT OF THE SUCCESSOR SERVICER......................................................58
    SECTION 11.3      DUTIES OF THE SERVICER.....................................................................58
    SECTION 11.4      EFFECT OF TERMINATION OR RESIGNATION.......................................................58
Article XII Indemnification......................................................................................59
    SECTION 12.1      INDEMNITIES BY THE SELLER..................................................................59
    SECTION 12.2      INDEMNITIES BY THE SERVICER................................................................60
    SECTION 12.3      LIMITATION OF DAMAGES; INDEMNIFIED PERSONS.................................................61
Article XIII Administrative Agent................................................................................61
    SECTION 13.1      AUTHORIZATION AND ACTION...................................................................61
    SECTION 13.2      RELIANCE...................................................................................62
    SECTION 13.3      GE CAPITAL AND AFFILIATES..................................................................62
Article XIV Miscellaneous........................................................................................63
    SECTION 14.1      NOTICES....................................................................................63
    SECTION 14.2      BINDING EFFECT; ASSIGNABILITY..............................................................63
    SECTION 14.3      TERMINATION; SURVIVAL OF SELLER SECURED OBLIGATIONS UPON FACILITY TERMINATION DATE.........64
    SECTION 14.4      COSTS, EXPENSES AND TAXES..................................................................65
    SECTION 14.5      CONFIDENTIALITY............................................................................66
    SECTION 14.6      NO PROCEEDINGS.............................................................................67
    SECTION 14.7      COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT..............................................67
    SECTION 14.8      AMENDMENTS AND WAIVERS.....................................................................67
    SECTION 14.9      NO WAIVER; REMEDIES........................................................................67
    SECTION 14.10     GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL...............................68


                                       ii
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
    SECTION 14.11        COUNTERPARTS............................................................................69
    SECTION 14.12        SEVERABILITY............................................................................69
    SECTION 14.13        SECTION TITLES..........................................................................69
    SECTION 14.14        LIMITED RECOURSE........................................................................69
    SECTION 14.15        FURTHER ASSURANCES......................................................................70


Exhibits

Exhibit 2.2(a)             Form of Commitment Reduction Notice
Exhibit 2.2(b)             Form of Commitment Termination Notice
Exhibit 2.3(a)             Form of Investment Base Certificate
Exhibit 2.3(b)             Form of Purchase Request
Exhibit 2.3(c)             Form of Repayment Notice
Exhibit 2.4(a)             Form of Purchase Assignment
Exhibit 3.1(a)(i)          Form of Solvency Certificate
Exhibit 3.1(a)(ii)(A)      Form of Seller Certificate (Closing)
Exhibit 3.1(a)(ii)(B)      Form of Seller Certificate (Post-Closing)
Exhibit 3.1(a)(iii)(A)     Form of Servicer's Certificate (Closing)
Exhibit 3.1(a)(iii)(B)     Form of Servicer's Certificate (Post-Closing)
Exhibit 3.1(a)(iv)         Form of Monthly Report
Exhibit 3.1(a)(v)(A)       Form of Parent Certificate (Closing)
Exhibit 3.1(a)(v)(B)       Form of Parent Certificate (Post-Closing)
Exhibit 3.1(a)(vi)(A)      Form of Receivables Seller Certificate (Closing)
Exhibit 3.1(a)(vi)(B)      Form of Receivables Seller Certificate (Post-Closing)

Exhibit 10.3               Form of Power of Attorney
Exhibit A                  Credit and Collection Policy

Schedules

Schedule 4.1(b) Formation Jurisdiction of Seller; Executive Offices; Collateral Locations; Corporate or Other Names; FEIN
Schedule 4.1(d)   Litigation
Schedule 4.1(h) Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness/Seller
Schedule 4.1(i)   Tax Matters/Seller
Schedule 4.1(r)   Deposit and Disbursement Accounts/Seller
Schedule 5.1(b)   Trade Names/Seller
Schedule 5.3(b)   Existing Liens/Seller
Schedule 7.6(b) Formation Jurisdiction of Servicer; Executive Offices; Collateral Locations; Corporate or Other Names; FEIN
Schedule 7.6(h) Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness/Servicer
Schedule 7.6(i)   Tax Matters/Servicer


                                      iii
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Schedule 7.6(j)   Intellectual Property Matters/Servicer
Schedule 7.6(m)   ERISA Matters/Servicer
Schedule 7.8(a)   Existing Liens/Servicer



Annexes

Annex 5.2(a)      Reporting Requirements of the Seller
Annex 7.9         Reporting Requirements of the Servicer
Annex X           Definitions
Annex Y           Schedule of Documents



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

         THIS RECEIVABLES PURCHASE AND SERVICING AGREEMENT (as amended, supplemented or otherwise modified and in effect from time to time, the "Agreement") is entered into as of December 10, 2001, by and among ADVANCE FUNDING CORPORATION, a Delaware corporation (the "Seller"), ADVP MANAGEMENT L.P., a Delaware limited partnership, in its capacity as servicer hereunder (in such capacity, the "Servicer"), REDWOOD RECEIVABLES CORPORATION, a Delaware corporation (the "Conduit Purchaser"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as a Committed Purchaser (the "Committed Purchaser") and as administrative agent for the Conduit Purchaser and the Committed Purchaser hereunder (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Seller is a special purpose corporation owned by Holding.

         B. The Seller has been formed for the purpose of, inter alia, purchasing, or otherwise acquiring by capital contribution, all Receivables owed by certain Obligors of the Originator and acquired by Holding.

         C. The Seller intends to sell, and subject to the terms and conditions hereof, the Conduit Purchaser and the Committed Purchaser intend to purchase, undivided percentage interests in the Transferred Receivables, from time to time, as described herein.

         D. The Administrative Agent has been requested and is willing to act as administrative agent on behalf of each of the Conduit Purchaser and the Committed Purchaser in connection with the making and financing of such purchases.

         E. In order to effectuate the purposes of this Agreement, the Conduit Purchaser and the Committed Purchaser each desires to appoint ADVP Management to service, administer and collect the Transferred Receivables acquired by the Purchasers pursuant to this Agreement and ADVP Management is willing to act in such capacity as Servicer hereunder on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         SECTION 1.1 DEFINITIONS.

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Annex X.

         SECTION 1.2 RULES OF CONSTRUCTION.

         For purposes of this Agreement, the rules of construction set forth in Annex X shall govern. All Appendices hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                   ARTICLE II

                         AMOUNTS AND TERMS OF PURCHASES

         SECTION 2.1 PURCHASES.

         From and after the Closing Date and until the Facility Termination Date and subject to the terms and conditions hereof, the Conduit Purchaser and the Committed Purchaser severally agree to purchase Purchaser Interests (each such purchase hereunder, a "Purchase") from the Seller from time to time and the Seller agrees to sell such Purchaser Interests to the Purchasers. The obligation of the Conduit Purchaser to make Purchases hereunder shall be from the Closing Date until the occurrence of a Committed Purchaser Funding Event. The obligation of the Committed Purchaser to make Purchases hereunder shall be from and after the occurrence of a Committed Purchaser Funding Event until the Facility Termination Date. Under no circumstances shall a Purchaser make any Purchase if, after giving effect thereto, a Purchase Excess would exist. Each purchase of undivided percentage ownership interests in the Transferred Receivables by the Purchasers hereunder shall consist of either (a) a purchase made by the applicable Purchaser with new funds provided by such Purchaser (each, a "Capital Purchase") or (b) a purchase made by the applicable Purchaser with funds consisting of Collections allocated to the Purchaser Interests pursuant to the terms of this Agreement (each, a "Reinvestment Purchase"). On each Business Day following the Closing Date until the Facility Termination Date, but subject to
Section 3.2 hereof, each Purchaser holding a Purchaser Interest at such time shall be automatically deemed to have made a Reinvestment Purchase with the amount of funds to be distributed to the Seller pursuant to Section 6.3(c), if any.

         SECTION 2.2 OPTIONAL CHANGES IN MAXIMUM PURCHASE LIMIT.

         (a) So long as no Incipient Termination Event or Termination Event shall have occurred and be continuing, the Seller may, not more than twice during each calendar year, reduce the Maximum Purchase Limit permanently; provided, that (i) the Seller shall give ten (10) Business Days' prior written notice of any such reduction to the Administrative Agent



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substantially in the form of Exhibit 2.2(a) (each such notice, a "Commitment
Reduction Notice"), (ii) any partial reduction of the Maximum Purchase Limit shall be in a minimum amount of $5,000,000 or an integral multiple thereof, and
(iii) no such reduction shall reduce the Maximum Purchase Limit below the greater of (A) Capital Investment at such time and (B) $75,000,000.

         (b) The Seller may at any time on at least 10 days' prior written notice by the Seller to the Administrative Agent irrevocably terminate the Maximum Purchase Limit; provided, that (i) such notice of termination shall be substantially in the form of Exhibit 2.2(b) (the "Commitment Termination Notice"), and (ii) the Seller shall reduce the Capital Investment to zero and make all payments required by Section 2.3(c) at the time and in the manner specified therein. Upon such termination, the Seller's right to request that any Purchaser make Purchases hereunder shall simultaneously terminate and the Facility Termination Date shall automatically occur.

         (c) Each written notice required to be delivered pursuant to Sections 2.2(a) or (b) shall be irrevocable and shall be effective (i) on the day of receipt if received by the Administrative Agent and the Purchasers not later than 4:00 p.m. (New York time) on any Business Day and (ii) on the immediately succeeding Business Day if received by the Administrative Agent and the Purchasers after such time on such Business Day or if any such notice is received on a day other than a Business Day (regardless of the time of day such notice is received). Each such notice of termination or reduction shall specify, respectively, the amount of, or the amount of the proposed reduction in, the Maximum Purchase Limit.

         SECTION 2.3 NOTICES RELATING TO PURCHASES AND REDUCTIONS IN CAPITAL INVESTMENT.

         (a) Not later than 12:00 noon (New York time) on each Business Day, the Seller shall deliver to the Purchasers and the Administrative Agent an Officer's Certificate substantially in the form of Exhibit 2.3(a) (each, an "Investment Base Certificate"). Capital Investment Available shall be determined by the Administrative Agent based on information related to the Seller Collateral available to it, including (i) any information obtained in connection with any audit or reflected in the most recent Investment Base Certificate or any other Investment Report delivered to the Purchasers and the Administrative Agent or
(ii) any other information that may be available to the Purchasers and the Administrative Agent.

         (b) Each Purchase resulting in an increase in Capital Investment shall be made upon the provision of notice by the Seller to the Administrative Agent in the manner provided herein. Any such notice must be given in writing so that it is received no later than 12:00 noon (New York time) on the second (2nd) Business Day immediately preceding the proposed Purchase Date set forth therein. Each such notice (a "Capital Purchase Request") shall (i) be substantially in the form of Exhibit 2.3(b), (ii) be irrevocable and (iii) specify the amount of the requested increase in Capital Investment and the proposed Purchase Date (which shall be a Business Day), and shall include such other information as may be required by the Purchasers and the Administrative Agent.

         (c) The Seller may at any time reduce the Capital Investment; provided, that (i) the Seller shall give one (1) Business Day's prior written notice of any such reduction to the Administrative Agent substantially in the form of
Exhibit 2.3(c) (each such notice, a "Repayment

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Notice"), (ii) each such notice shall be irrevocable, (iii) each such notice shall specify the amount of the requested reduction in the Capital Investment and the proposed date of such reduction (which shall be a Business Day) and (iv) any such reduction must be accompanied by payment of (A) all Daily Yield accrued and unpaid on the Capital Investment being reduced through but excluding the date of such reduction and (B) the costs, if any, required by Section 2.10. Any such notice of reduction must be received by the Administrative Agent no later than 12:00 noon (New York time) on the Business Day immediately preceding the date of the proposed reduction in Capital Investment.

         SECTION 2.4 CONVEYANCE OF TRANSFERRED RECEIVABLES.

         (a) Purchase Assignment. On or prior to the Closing Date, the Seller shall complete, execute and deliver to the Administrative Agent for the benefit of the Purchasers an assignment substantially in the form of Exhibit 2.4(a) (the "Purchase Assignment") in order to evidence the Purchases.

         (b) Funding of Collection Account; Increases in Capital Investment.

                  (i) Funding of Collection Account by Purchaser. Following receipt of any Capital Purchase Request, and subject to satisfaction of the conditions set forth in Section 3.2, the Applicable Purchaser shall make available to or on behalf of the Seller on the Purchase Date specified therein the lesser of (x) the requested increase in Capital Investment specified in such Capital Purchase Request and (y) the Capital Investment Available by depositing such amount in same day funds into the Collection Account.

                  (ii) Payment of Purchase Price. The Applicable Purchaser shall, or shall cause the Administrative Agent to, deposit into the Seller Account on each Business Day during the Revolving Period, in same day funds, all amounts on deposit in the Collection Account that are to be disbursed to or on behalf of the Seller pursuant to Section 6.3(c) as payment for the Purchaser Interests.

         (c) Vesting of Ownership.

                  (i) Effective on and as of each Purchase Date (A) prior to the occurrence of the Committed Purchaser Funding Event, the Conduit Purchaser shall own the Purchaser Interests sold by the Seller hereunder on such Purchase Date, and (B) on and after the occurrence of the Committed Purchaser Funding Event, the Committed Purchaser shall own the Purchaser Interests sold by the Seller hereunder on such Purchase Date. The Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in any Purchaser Interests.

                  (ii) The Seller shall indicate in its Records that interests in the Transferred Receivables have been sold hereunder and that ownership of such interests is vested in the Administrative Agent on behalf of the Purchasers. In addition, the Seller shall respond to any inquiries with respect to the ownership of any Transferred Receivable by stating that interests therein have been sold hereunder and that ownership of such interests is vested in the Administrative Agent on behalf of the Purchasers. The Seller and the Servicer shall hold all Contracts and other documents and incidents relating to such Transferred Receivables in trust for the benefit of the Administrative Agent on behalf of the Conduit Purchaser and the Committed Purchaser, as the owner thereof, and for the sole purpose of facilitating the servicing of such Transferred Receivables. The Seller and the Servicer hereby acknowledge that their retention and possession of such Contracts and documents shall at all times be at the sole discretion of the Administrative Agent and in a custodial capacity for the Administrative Agent's (on behalf of the Purchasers) benefit only.

         (d) Repurchases of Transferred Receivables. If Holding is required to repurchase Transferred Receivables from the Seller pursuant to Section 4.4 the Sale Agreement, the Applicable Purchaser shall sell and reconvey its Purchaser Interests in such Transferred Receivables to the Seller either (i) through a transfer of such Purchaser Interests in exchange for Purchaser Interests in other Transferred Receivables with an Outstanding Balance equal to the Outstanding Balance of the Transferred Receivables being repurchased or (ii) if and to the extent a Purchase Excess exists, for cash in an amount equal to the Outstanding Balance of the Transferred Receivables being repurchased.

         SECTION 2.5 FACILITY TERMINATION DATE.

         Notwithstanding anything to the contrary set forth herein, no Purchaser shall have any obligation to purchase any additional Purchaser Interests from and after the Facility Termination Date.

         SECTION 2.6 DAILY YIELD.

         (a) The Seller shall pay Daily Yield to the Administrative Agent, for the account of the Purchasers, for each day on which any Capital Investment is outstanding, in the manner and at the times specified in Sections 6.3, 6.4 and 6.5.

         (b) Notwithstanding the foregoing, the Seller shall pay interest at the applicable Daily Yield Rate on unpaid Daily Yield and on any other amount payable by the Seller hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

         SECTION 2.7 FEES.

         (a) On or prior to the Closing Date, the Seller shall pay to the Administrative Agent, for the account of itself and the Purchasers, the fees set forth in the Fee Letter that are payable on the Closing Date.

         (b) On each Settlement Date, the Seller shall pay to the Servicer or to the Successor Servicer, as applicable, the Servicing Fee or the Successor Servicing Fees and Expenses, respectively, in each case to the extent of available funds therefor as provided in Section 6.4.

         (c) The Seller agrees to pay to the Administrative Agent, for the account of the Applicable Purchaser, an unused facility fee (the "Unused Facility Fee") equal to one-quarter of one percent (0.25%) per annum, calculated daily from the Closing Date until the Termination

Date and payable monthly in arrears on the fifth (5th) Business Day of each month, commencing with the first full calendar month after the Closing Date, on the amount by which the Maximum Purchase Limit as in effect on such date exceeds the Capital Investment on such date, which fee shall be fully earned when payable and shall be non-refundable.

         SECTION 2.8 TIME AND METHOD OF PAYMENTS.

         (a) Subject to the provisions of Sections 6.2, 6.3, 6.4, 6.5 and 7.5(b), all payments in reduction of Capital Investment and all payments of yield, fees and other amounts payable by the Seller hereunder shall be made in Dollars, in immediately available funds, to the Administrative Agent (for its account or the account of the applicable Purchasers, Affected Parties or Indemnified Persons) not later than 12:00 noon (New York time) on the due date therefor. Any such payment made on such date but after such time shall be deemed to have been made on, and Daily Yield shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any such payment becomes due on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day and Daily Yield thereon shall be payable during such extension.

         (b) Any and all payments by the Seller hereunder shall be made in accordance with this Section 2.8 without setoff or counterclaim and free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, excluding taxes imposed on or measured by the net income of any Affected Party by the jurisdictions under the laws of which such Affected Party is organized or by any political subdivisions thereof (such non-excluded taxes, levies, imposts, deductions, charges and withholdings being "Indemnified Taxes"). If the Seller shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder,
(i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.8) the Affected Party entitled to receive any such payment receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller shall make such deductions, and (iii) the Seller shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Indemnified Taxes, the Seller shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof. The Seller shall indemnify any Affected Party from and against, and, within ten (10) days of demand therefor, pay any Affected Party for, the full amount of Indemnified Taxes (together with any taxes imposed by any jurisdiction on amounts payable under this Section 2.8) paid by such Affected Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally asserted.

         SECTION 2.9 CAPITAL REQUIREMENTS; ADDITIONAL COSTS.

         (a) If the Administrative Agent on behalf of any Affected Party shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by such Affected Party with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law) from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Affected Party against commitments made by it under this Agreement, any other Related Document or any Program Document and thereby reducing the rate of return on such Affected Party's capital as a consequence of its commitments hereunder or thereunder, then the Seller shall from time to time upon demand by the Administrative Agent pay to the Administrative Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for the Seller's Share of such reduction together with interest thereon from the date of any such demand until payment in full at the applicable Daily Yield Rate. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by the Administrative Agent to the Seller shall be final, binding and conclusive on the parties hereto (absent manifest error) for all purposes.

         (b) If, due to any Regulatory Change, there shall be any increase in the cost to any Affected Party of agreeing to make or making, funding or maintaining any commitment hereunder, under any other Related Document or under any Program Document, including with respect to any Purchases, Capital Investment, LOC Draws or Liquidity Loans, or any reduction in any amount receivable by such Affected Party hereunder or thereunder, including with respect to any Purchases, Capital Investment, LOC Draws or Liquidity Loans (any such increase in cost or reduction in amounts receivable are hereinafter referred to as "Additional Costs"), then the Seller shall, from time to time upon demand by the Administrative Agent, pay to the Administrative Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for the Seller's Share of such Additional Costs together with interest thereon from the date demanded until payment in full thereof at the applicable Daily Yield Rate. Such Affected Party agrees that, as promptly as practicable after it becomes aware of any circumstance referred to above that would result in any such Additional Costs, it shall, to the extent not inconsistent with its internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by the Seller pursuant to this Section 2.9(b).

         (c) Determinations by any Affected Party for purposes of this Section
2.9 of the effect of any Regulatory Change on its costs of making, funding or maintaining any commitments hereunder, under any other Related Document or under any Program Document or on amounts receivable by it hereunder or thereunder or of the additional amounts required to compensate such Affected Party in respect of any Additional Costs shall be set forth in a written notice to the Seller in reasonable detail and shall be final, binding and conclusive on the Seller (absent manifest error) for all purposes.

         SECTION 2.10 BREAKAGE COSTS.

         The Seller shall pay to the Administrative Agent for the account of either Purchaser, upon request of such Purchaser, such amount or amounts as shall compensate such Purchaser for any loss, cost or expense incurred by such Purchaser (as determined by such Purchaser) as a result of any reduction by the Seller in Capital Investment (and accompanying loss of Daily Yield thereon) other than on the maturity date of the Commercial Paper (or other financing source) funding such Capital Investment, which compensation shall include an amount equal to any loss or expense incurred by such Purchaser during the period from the date of such reduction to (but excluding) the maturity date of such Commercial Paper (or other financing source) if the rate of interest obtainable by such Purchaser upon the redeployment of funds in an amount equal to such reduction is less than the interest rate applicable to such Commercial Paper (or other financing source) (any such loss, cost or expense, "Breakage Costs"). The determination by such Purchaser of the amount of any such loss or expense shall be set forth in a written notice to the Seller in reasonable detail and shall be final, binding and conclusive on the Seller (absent manifest error) for all purposes.

         SECTION 2.11 PURCHASE EXCESS.

         On each Business Day during the Revolving Period and after completion of the disbursements specified in Section 6.3, the Administrative Agent shall notify the Seller and the Servicer of any Purchase Excess on such day, and the Seller shall deposit the amount of such Purchase Excess in the Collection Account by 12:00 noon (New York time) on the immediately succeeding Business Day.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION 3.1 CONDITIONS TO EFFECTIVENESS OF AGREEMENT.

         Neither the Conduit Purchaser nor the Committed Purchaser shall be obligated to purchase Purchaser Interests hereunder on the occasion of the initial Purchase, nor shall any Purchaser or the Administrative Agent be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, the Purchasers and the Administrative Agent:

         (a) Purchase Agreement; Other Related Documents. This Agreement shall have been duly executed by, and delivered to, the parties hereto and the Purchasers and the Administrative Agent shall have received such other documents, instruments, agreements and legal opinions as each Purchaser and the Administrative Agent shall request in connection with the transactions contemplated by this Agreement, including all those listed in the Schedule of Documents as attached hereto as Annex Y, each in form and substance satisfactory to each Purchaser and the Administrative Agent.

         (b) Governmental Approvals. The Purchasers and the Administrative Agent shall have received (i) satisfactory evidence that the Seller and the Servicer have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Related Documents and the consummation of the transactions contemplated hereby or thereby or (ii) an Officer's Certificate from each of the Seller and the Servicer in form and substance satisfactory to the Purchasers and the Administrative Agent affirming that no such consents or approvals are required.

         (c) Compliance with Laws. The Seller and the Servicer shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in
Section 5.1(a).

         (d) Payment of Fees. The Seller shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and under the Fee Letter, and shall have reimbursed each Purchaser for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Related Documents, including each Purchaser's legal, rating agency and audit expenses, and other document preparation costs.

         (e) Representations and Warranties. Each representation and warranty by the Seller contained herein and in each other Related Document shall be true and correct as of the Closing Date, except to the extent that such representation or warranty expressly relates solely to an earlier date.

         (f) No Termination Event. No Incipient Termination Event or Termination Event hereunder or any event of default under (and as defined in) the Senior Credit Facility shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the Closing Date.

         (g) Senior Credit Facility; Intercreditor Agreement. The Administrative Agent shall have received confirmation acceptable to it that the transactions under this Agreement, the Sale Agreement, the Contribution Agreement and the other Related Documents do not violate the Senior Credit Facility, and the Senior Credit Facility Collateral Agent shall have entered into the Intercreditor Agreement (in form and substance satisfactory to the Purchasers and the Administrative Agent) with the Seller, the Servicer and the Administrative Agent.

         (h) Confirmation of Commercial Paper Ratings. The Administrative Agent shall have received written confirmation from each Rating Agency that the then-current rating of the Commercial Paper shall not be withdrawn or downgraded after giving effect to this Agreement and the transactions contemplated thereby.

         (i) Completion of Due Diligence. Each of the Purchasers and the Administrative Agent shall have completed its legal and business due diligence with results satisfactory to each of them including, without limitation, completion of an audit of the receivables and of Holding's and Originator's operating locations.

         (j) Audit and Review of Transferred Receivables. The Purchasers and the Administrative Agent shall have completed an audit and pre-funding review of the Transferred Receivables, including, without limitation (i) a review of a report listing all of the Included Obligors with aging balances in Excel format, (ii) procedures to segregate Transferred Receivables, including segregation of collections of Transferred Receivables, (iii) an aging comparative with respect to Transferred Receivables and (iv) a receivable rollforward with respect to Transferred Receivables, each of the foregoing with results satisfactory to the Administrative Agent in its sole discretion.

         (k) Financial Reporting. The Administrative Agent shall have confirmed that the Originator has provided financial reporting to the Administrative Agent from August [__], 2001 until the Closing Date in form and substance satisfactory to the Administrative Agent.

         (l) Payment of Taxes. The Seller or the Originator, as applicable, shall have paid all taxes required to be paid by it on the Closing Date, including, but not limited to, any stamp duty which may be imposed as a result of closing the transaction contemplated hereunder and under the Related Documents.

         (m) Reorganization of Parent. The Parent shall have provided to the Administrative Agent all details regarding the final structure of the reorganization of Parent (and its Subsidiaries) and the Administrative Agent shall have confirmed that such Structure is satisfactory in form and substance to the Administrative Agent as determined in its sole discretion.

         (n) Contribution Agreement Conditions. Each of the conditions precedent set forth in Sections 3.1 and 3.2 of the Contribution Agreement shall have been satisfied or waived in writing as provided therein.

         (o) Sale Agreement Conditions. Each of the conditions precedent set forth in Sections 3.1 and 3.2 of the Sale Agreement shall have been satisfied or waived in writing as provided therein.

         (p) Ownership of Holding. Holding shall have provided evidence to the Administrative Agent regarding the number of Class A Stock and Class B Stock issued by it, which when converted to a percentage shall reflect that Holding has issued 79% Class A Stock and 21% Class B Stock.

         SECTION 3.2 CONDITIONS PRECEDENT TO ALL PURCHASES.

         No Purchaser shall be obligated to purchase Purchaser Interests hereunder on any Purchase Date if, as of the date thereof:

         (a) any representation or warranty of the Seller or the Servicer contained herein or in any of the other Related Documents shall be untrue or incorrect as of such date, either before or after giving effect to the Purchase of Purchaser Interests on such date and to the application of the proceeds therefrom, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

         (b) any event shall have occurred, or would result from the Purchase of Purchaser Interests on such Purchase Date or from the application of the proceeds therefrom, that constitutes an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or a Servicer Termination Event;

         (c) the Seller shall not be in compliance with any of its covenants or other agreements set forth herein;

         (d) the Facility Termination Date shall have occurred;

         (e) either before or after giving effect to such Purchase and to the application of the proceeds therefrom, a Purchase Excess would exist;

         (f) the Purchaser Interests sold hereunder would, after giving effect to such purchase, exceed 100%;

         (g) the Originator, the Seller or the Servicer shall fail to have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchasers and the Administrative Agent, (i) as any Purchaser or the Administrative Agent may reasonably request, or (ii) as either Rating Agency may request;

         (h) the Administrative Agent shall have determined that any event or condition has occurred that has had, or could reasonably be expected to have or result in, a Material Adverse Effect;

         (i) the Administrative Agent shall not have received an Investment Base Certificate on such date as required by Section 2.3(a);

         (j) the Administrative Agent shall not have received a certificate from the Servicer confirming that the Non-Transferred Receivables Servicing Fee and the Servicing Fee for the immediately preceding Settlement Period has been paid by Holding and the Seller, respectively, and the same has been received by the Servicer;

         (k) any of the conditions precedent set forth in Sections 3.1 and 3.2 of the Contribution Agreement shall not have been satisfied or waived in writing as provided therein; or

         (l) any of the conditions precedent set forth in Sections 3.1 and 3.2 of the Sale Agreement shall not have been satisfied or waived in writing as provided therein.

The delivery by the Seller of a Capital Purchase Request and the acceptance by the Seller of the funds from such Capital Purchase on any Purchase Date shall be deemed to constitute, as of any such Purchase Date, a representation and warranty by the Seller that the conditions in this Section 3.2 have been satisfied.

         SECTION 3.3 CONDITIONS PRECEDENT TO ALL RELEASES OF FUNDS.

         The Administrative Agent shall not be obligated to authorize any release of funds to the Seller Account under Section 6.3(c) on any date if, as of the date thereof:

         (a) any representation or warranty of the Seller or the Servicer contained herein or in any of the other Related Documents shall be untrue or incorrect as of such date, either before or after giving effect to the release of such funds on such date and to the application of the proceeds therefrom, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

         (b) any event shall have occurred, or would result from such release of funds or from the application of the proceeds therefrom, that constitutes an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or a Servicer Termination Event;

         (c) the Seller shall not be in compliance with any of its covenants or other agreements set forth herein;

         (d) the Facility Termination Date shall have occurred;

         (e) either before or after giving effect to such release of funds and to the application of the proceeds therefrom, a Purchase Excess would exist;

         (f) the Originator, the Seller or the Servicer shall fail to have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Lenders and the Administrative Agent, (i) as any Lender or the Administrative Agent may reasonably request, or (ii) as either Rating Agency may request;

         (g) the Administrative Agent shall have determined that any event or condition has occurred that has had, or could reasonably be expected to have or result in, a Material Adverse Effect;

         (h) the Administrative Agent has not received an Investment Base Certificate on such date as required pursuant to Section 2.3(a); or

         (i) the Administrative Agent shall not have received a certificate from the Servicer confirming that the Non-Transferred Receivables Servicing Fee and the Servicing Fee for the immediately preceding Settlement Period has been paid by Holding and the Seller, respectively, and the same has been received by the Servicer.

The acceptance by the Seller of the funds released to the Seller Account from the Collection Account on any date shall be deemed to constitute, as of any such date, a representation and warranty by the Seller that the conditions in this
Section 3.3 have been satisfied.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER.

         To induce each Purchaser to purchase the Purchaser Interests and the Administrative Agent to take any action hereunder, the Seller makes the following representations and warranties to each Purchaser and the Administrative Agent, each and all of which shall survive the execution and delivery of this Agreement.

         (a) Corporate Existence; Compliance with Law. The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business, in each case, as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its charter and bylaws; and (vi) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Jurisdiction of Formation; Executive Offices; Collateral Locations; Corporate or Other Names; FEIN. The Seller's Formation Jurisdiction is Delaware and the Seller is a "registered organization" (as defined in the UCC) in such Formation Jurisdiction. As of the Closing Date, the current location of the Seller's chief executive office, principal place of business, other offices, the warehouses and premises within which any Seller Collateral is stored or located, and the locations of its records concerning the Seller Collateral (including originals of the Seller Assigned Agreements) are set forth in Schedule 4.1(b) and none of such locations has changed within the past 12 months (or such shorter time as the Seller has been in existence). During the prior five years (or such shorter time as the Seller has been in existence), except as set forth in Schedule 4.1(b), the Seller has not been known as or used any corporate, fictitious or trade name. In addition, Schedule 4.1(b) lists the federal employer identification number and jurisdiction of incorporation of the Seller.

         (c) Corporate Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Seller of this Agreement and the other Related Documents to which it is a party, the creation and perfection of all Liens and ownership interests provided for therein: (i) are within the Seller's corporate power; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) do not contravene any provision of the Seller's charter or bylaws; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Seller or the Originator is a party or by which the Seller or the Originator or any of the property of the Seller or the Originator is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of the Seller or the Originator; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those which have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.1(b). The exercise by each of the Seller, the Purchasers or the Administrative Agent of any of its rights and remedies under any Related Document to which it is a party, do not require the consent or approval of any Governmental Authority or any other Person (other than consents or approvals solely relating to or required to be obtained by a Purchaser or the Administrative Agent, and subject to the Bankruptcy Code), except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.1(b). Each of the Related Documents to which the Seller is a party has been duly executed and delivered by the Seller and each such Related Document constitutes a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms.

         (d) No Litigation. No Litigation is now pending or, to the knowledge of the Seller, threatened against the Seller that (i) challenges the Seller's, or any of its Affiliates' right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the transfer, sale, pledge or contribution of any Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents, or (iii) has a reasonable risk of being determined adversely to the Seller and that, if so determined, could have a Material Adverse Effect. Except as set forth on Schedule 4.1(d), as of the Closing Date there is no Litigation pending or threatened that seeks damages or injunctive relief against, or alleges criminal misconduct by, the Seller.

         (e) Solvency. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, the Seller is and will be Solvent.

         (f) Material Adverse Effect. Since the date of the Seller's organization, (i) the Seller has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by the Seller or has become binding upon the Seller's assets and no law or regulation applicable to the Seller has been adopted that has had or could reasonably be expected to have a Material Adverse Effect and (iii) the Seller is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Seller is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the Seller's organization, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         (g) Ownership of Property; Liens. No Transferred Receivable is subject to any Adverse Claim, none of the other properties and assets of the Seller are subject to any Adverse Claims, and there are no facts, circumstances or conditions known to the Seller that may result in (i) with respect to the Transferred Receivables, any Adverse Claims (including Adverse Claims arising under Environmental Laws) and (ii) with respect to its other properties and assets, any Adverse Claims (including Adverse Claims arising under Environmental
Laws). The Seller has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Seller's right, title and interest in and to the Transferred Receivables and its other properties and assets. The Liens granted to the Purchaser pursuant to Section 8.1 will at all times be fully perfected first priority Liens in and to the Seller Collateral.

         (h) Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. Except as set forth in Schedule 4.1(h), the Seller has no Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. All of the issued and outstanding Stock of the Seller is owned by each of the Stockholders in the amounts set forth on Schedule 4.1(h). There are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Seller may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries. All outstanding Debt of the Seller as of the Closing Date is described in Section 5.3(i).

         (i) Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by the Seller and each of its Affiliates included in the Parent Group have been filed with the appropriate Governmental Authority and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with Section 5.1(e). Proper and accurate amounts have been withheld by the Seller or such Affiliate from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 4.1(i) sets forth as of the Closing Date (i) those taxable years for which the Seller's or such Affiliates' tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with any such audit or otherwise currently outstanding. Except as described on Schedule 4.1(i), neither the Seller nor any such Affiliate has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges. The Seller is not liable for any charges: (A) under any agreement (including any tax sharing agreements) or (B) to the best of the Seller's knowledge, as a transferee. As of the Closing Date, neither the Seller nor any of its Affiliates included in the Parent Group has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

         (j) Full Disclosure. All information contained in this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by or on behalf of the Seller to any Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect, and none of this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by or on behalf of the Seller to any Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents is misleading as a result of the failure to include therein a material fact.

         (k) ERISA. The Seller is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC under ERISA.

         (l) Brokers. No broker or finder acting on behalf of the Seller was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and the Seller has no obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

         (m) Margin Regulations. The Seller is not engaged in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security," as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). The Seller owns no Margin Stock, and no portion of the proceeds of the purchase price for Transferred Receivables sold hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The Seller will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

         (n) Nonapplicability of Bulk Sales Laws. No transaction contemplated by this Agreement or any of the Related Documents requires compliance with any bulk sales act or similar law.

         (o) Securities Act and Investment Company Act Exemptions. Each purchase of Purchaser Interests under this Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and
(ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

         (p) Government Regulation. The Seller is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The Purchase of Purchaser Interests by the Purchasers hereunder, the application of the proceeds thereof and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

         (q) Separate Existence. The Seller is operated in such a manner that the separate corporate existence of the Seller, on the one hand, and any member of the Parent Group, on the other hand, would not be disregarded in the event of the bankruptcy or insolvency of any member of the Parent Group and, without limiting the generality of the foregoing:

                  (i) the Seller is a limited purpose corporation whose activities are restricted in its certificate or articles of incorporation to those activities expressly permitted hereunder and under the other Related Documents and the Seller has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Related Documents, nor has the Seller entered into any agreement other than this Agreement, the other Related Documents to which it is a party and, with the prior written consent of the Purchasers and the Administrative Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (ii) no member of the Parent Group or any individual at the time he or she is acting as an officer of any such member is or has been involved in the day-to-day management of the Seller;

                  (iii) other than the purchase and acceptance through capital contribution of Transferred Receivables, the repayment of Subordinated Loans, the payment of dividends and the return of capital to Holding and the payment of servicing fees to the Servicer under this Agreement, the Seller engages and has engaged in no intercorporate transactions with any member of the Parent Group;

                  (iv) the Seller maintains corporate records and books of account separate from that of each member of the Parent Group, holds regular corporate meetings and otherwise observes corporate formalities and has a business office separate from that of each member of the Parent Group;

                  (v) the financial statements and books and records of the Seller and the members of the Parent Group reflect the separate corporate existence of the Seller;

                  (vi) (A) the Seller maintains its assets separately from the assets of each member of the Parent Group (including through the maintenance of separate bank accounts and except for any Records to the extent necessary to assist the Servicer in connection with the servicing of the Transferred Receivables), (B) the Seller's funds (including all money, checks and other cash proceeds) and assets, and records relating thereto, have not been and are not commingled with those of any member of the Parent Group and (C) the separate creditors of the Seller will be entitled to be satisfied out of the Seller's assets prior to any value in the Seller becoming available to the Seller's Stockholders;

                  (vii) except as otherwise expressly permitted hereunder, under the other Related Documents and under the Seller's organizational documents, no member of the Parent Group (A) pays the Seller's expenses, (B) guarantees the Seller's obligations, or (C) advances funds to the Seller for the payment of expenses or otherwise;

                  (viii) all business correspondence and other communications of the Seller are conducted in the Seller's own name, on its own stationery and through a separately-listed telephone number;

                  (ix) the Seller does not act as agent for any member of the Parent Group, but instead presents itself to the public as a corporation separate from each such member and independently engaged in the business of purchasing and financing Transferred Receivables;

                  (x) the Seller maintains at least two (2) independent directors, one of whom has at least three (3) years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and each of whom (A) is not a Stockholder, director, officer, employee or associate, or any relative of the foregoing, of any member of the Parent Group, all as provided in its certificate or articles of incorporation, (B) has prior experience as an independent director for a corporation whose charter documents required the unanimous consent of all independent directors thereof before such corporation could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, (C) is otherwise acceptable to the Purchasers and the Administrative Agent, and (D) is employed by a nationally-recognized firm, satisfactory to the Purchasers and the Administrative Agent, which specializes in providing independent directors or managers for special purpose corporations or companies; and

                  (xi) the bylaws or the certificate or articles of incorporation of the Seller require (A) the affirmative vote of each independent director before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the Seller, and (B) the Seller to maintain (1) correct and complete books and records of account and (2) minutes of the meetings and other proceedings of its Stockholders and board of directors.

         (r) Deposit and Disbursement Accounts. Schedule 4.1(r) lists all banks and other financial institutions at which the Seller maintains deposit or other bank accounts as of the Closing Date, including any Lockbox Accounts, and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

         (s) Transferred Receivables.

                  (i) Transfers. Each Transferred Receivable was purchased by or contributed to the Seller on the relevant Transfer Date pursuant to the Sale Agreement.

                  (ii) Eligibility. Each Transferred Receivable designated as an Eligible Receivable in each Investment Base Certificate constitutes an Eligible Receivable as of the date specified in such Investment Base Certificate.

                  (iii) No Material Adverse Effect. The Seller has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable) that would cause it or should have caused it to expect that any payments on each Transferred Receivable designated as an Eligible Receivable in any Investment Base Certificate will not be paid in full when due or to expect any other Material Adverse Effect.

                  (iv) Nonavoidability of Transfers. The Seller shall (A) have received each Contributed Receivable as a contribution to the capital of the Seller by Holding and (B) (1) have purchased each Sold Receivable from Holding for cash consideration or an increase in the amounts outstanding under the Subordinated Note and (2) have accepted assignment of any Eligible Receivables transferred pursuant to clause
         (b) of Section 4.4 of the Sale Agreement, in each case in an amount that constitutes fair consideration and reasonably equivalent value therefor. Each Sale of a Sold Receivable effected pursuant to the terms of the Sale Agreement shall not have been made for or on account of an antecedent debt owed by Holding to the Seller and no such Sale is or may be avoidable or subject to avoidance under any bankruptcy laws, rules or regulations. Holding shall (I) have received each Originator Contributed Receivable as a contribution to the capital of Holding by Originator and (II) (x) have purchased each Originator Sold Receivable from Originator for cash consideration or an increase in the amounts outstanding under the Subordinated Originator Note and (y) have accepted assignment of any Eligible Receivables transferred pursuant to clause (b) of Section 4.4 of the Contribution Agreement, in each case in an amount that constitutes fair consideration and reasonably equivalent value therefor. Each Originator Sale of an Originator Sold Receivable effected pursuant to the terms of the Contribution Agreement shall not have been made for or on account of an antecedent debt owed by Originator to Holding and no such Originator Sale is or may be avoidable or subject to avoidance under any bankruptcy laws, rules or regulations.

         (t) Representations and Warranties in Other Related Documents. Each of the representations and warranties of the Seller contained in the Related Documents (other than this Agreement) is true and correct in all respects and the Seller hereby makes each such representation and warranty to, and for the benefit of, the Purchasers and the Administrative Agent as if the same were set forth in full herein.

         (u) No Termination Event. No event has occurred and no condition exists which constitutes a Termination Even or an Incipient Termination Event.

         (v) Good Title. Immediately preceding each Purchase hereunder, the Seller shall be the owner of all of the Transferred Receivables free and clear of all Adverse Claims (other than Adverse Claims in favor of the Administrative Agent, for itself and as agent for the Purchasers). On or prior to each Purchase and each recomputation of the Purchaser Interest, all financing statements and other documents required to be recorded or filed in order to perfect and protect the Purchaser Interest against all creditors of, and purchasers from, the Originator, Holder and the Seller will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

         (w) Perfection. This Agreement is effective to create a valid security interest in favor of the Administrative Agent for itself and for the benefit of the Purchasers in the Transferred Receivables free and clear of any Adverse Claim except as created by the Related Documents. There have been duly filed all financing statements or other similar instruments or necessary documents under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Administrative Agent's (for itself and on behalf of the Purchasers) security interest in the Transferred Receivables.

         (x) Credit and Collection Policy. Since December 31, 2000, there have been no changes in the Credit and Collection Policy.

         SECTION 4.2 [RESERVED].

         SECTION 4.3 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES OF THE SELLER.

         On each day that a Purchase is made hereunder, the Seller by accepting the proceeds of such Purchase, shall be deemed to have certified that all representations and warranties described in Section 4.1 hereof are true and correct on and as of such day as though made on and as of such day.

                                    ARTICLE V

                                    COVENANTS

         SECTION 5.1 AFFIRMATIVE COVENANTS.

         The Seller and/or the Servicer covenants and agrees that from and after the Closing Date and until the Termination Date:

         (a) Compliance with Agreements and Applicable Laws. The Seller shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and the Transferred Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Maintenance of Existence and Conduct of Business. The Seller shall:
(i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with (A) the terms of its certificate of incorporation and bylaws, (B) Sections 4.1(q) and (r) and (C) the assumptions set forth in each legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. or other counsel to the Seller from time to time delivered pursuant to Section 3.2(d) of the Sale Agreement with respect to issues of substantive consolidation and true sale and absolute transfer; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in such corporate and trade names as are set forth in Schedule 5.1(b).

         (c) Deposit of Collections. The Seller and the Servicer shall hold in trust, and shall deposit or cause to be deposited promptly into a Lockbox Account, and in any event no later than the first (1st) Business Day after receipt thereof, all Collections it may receive with respect to any Transferred Receivable.

         (d) Use of Proceeds. The Seller shall utilize the proceeds of the Purchases made hereunder solely for (i) the purchase of Transferred Receivables from Holding pursuant to the Sale Agreement, (ii) the repayment of Subordinated Loans, (iii) the payment of dividends to its Stockholders, and (iv) the payment of administrative fees or Servicing Fees or expenses to the Servicer or routine administrative or operating expenses, in each case only as expressly permitted by and in accordance with the terms of this Agreement and the other Related Documents.

         (e) Payment, Performance and Discharge of Obligations.

                  (i) Subject to Section 5.1(e)(ii), the Seller shall pay, perform and discharge or cause to be paid, performed and discharged promptly all charges payable by it, including (A) charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all charges with respect to tax, social security and unemployment withholding with respect to its employees, and (B) lawful claims for labor, materials, supplies and services or otherwise before any thereof shall become past due.

                  (ii) The Seller may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in Section 5.1(e)(i); provided, that (A) adequate reserves with respect to such contest are maintained on the books of the Seller, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Seller Collateral becomes subject to forfeiture or loss as a result of such contest, (D) no Lien shall be imposed to secure payment of such charges or claims other than inchoate tax liens and (E) none of the Purchasers or the Administrative Agent has advised the Seller in writing that such Affected Party reasonably believes that failure to pay or to discharge such claims or charges could have or result in a Material Adverse Effect.

         (f) ERISA. The Seller shall give the Administrative Agent prompt written notice of any event that could result in the imposition of a Lien under
Section 412 of the IRC or Section 302 or 4068 of ERISA.

         (g) Furnishing of Information and Inspection of Records. The Seller and the Servicer will furnish to the Administrative Agent from time to time such information with respect to the Transferred Receivables as the Administrative Agent may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Transferred Receivable, together with an aging of Transferred Receivables. The Seller will at any time and from time to time during regular business hours and upon not less than five (5) Business Days' notice (unless a Termination Event or an Incipient Termination Event shall have occurred, in which case no notice shall be required) permit the Administrative Agent, or any of its agents or representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Seller, Holding, the Servicer or the Originator, as applicable, for the purpose of examining such Records, and to discuss matters relating to Transferred Receivables or the Seller's, Holding's, the Servicer's or the Originator's performance hereunder and under the other Related Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the Seller, Holding, the Servicer or the Originator, as applicable, having knowledge of such matters.

         (h) Keeping of Records and Books of Account. The Seller, Holding, the Servicer and the Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Transferred Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Receivables (including, without limitation, records adequate to permit the daily identification of each new Transferred Receivable and all Collections of and adjustments to each existing Transferred Receivable). The Seller, Holding, the Servicer and the Originator will give the Administrative Agent notice of any material change in the administrative and operating procedures of the Seller, Holding, the Servicer or the Originator, as applicable, referred to in the previous sentence.

         (i) Performance and Compliance with Transferred Receivables and Contracts. The Servicer will and the Seller will cause the Originator to timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by the Servicer and the Originator under the Contracts related to the Transferred Receivables.

         (j) Credit and Collection Policy. The Seller and the Servicer will comply in all respects with the Credit and Collection Policy in regard to each Transferred Receivable and Related Contract.

         (k) Separate Existence. The Seller shall at all times be operated in such a manner that the separate corporate existence of the Seller, on the one hand, and any member of the Parent Group, on the other hand, will not be disregarded in the event of the bankruptcy or insolvency of any member of the Parent Group and, without limiting the generality of the foregoing:

                  (i) the Seller shall at all times be a limited purpose corporation whose activities are restricted in its certificate or articles of incorporation to those activities expressly permitted hereunder and under the other Related Documents and the Seller does not presently engage and will not engage, in any activity other than those activities expressly permitted hereunder and under the other Related Documents, nor will the Seller enter into any agreement other than this Agreement, the other Related Documents to which it is a party and, with the prior written consent of the Purchasers and the Administrative Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (ii) no member of the Parent Group or any individual at the time he or she is acting as an officer of any such member will be involved in the day-to-day management of the Seller;

                  (iii) other than the purchase and acceptance through capital contributions of Transferred Receivables, the repayment of Subordinated Loans, the payment of dividends and the return of capital to Holding and the payment of Servicing Fees to the Servicer under this Agreement, the Seller will not engage in any intercorporate transactions with any member of the Parent Group;

                  (iv) the Seller will maintain corporate records and books of account separate from that of each member of the Parent Group, hold regular corporate meetings and otherwise observe corporate formalities and will have a business office separate from that of each member of the Parent Group;

                  (v) the financial statements and books and records of the Seller and the members of the Parent Group do and will reflect the separate corporate existence of the Seller;

                  (vi) (A) the Seller will maintain its assets separately from the assets of each member of the Parent Group (including through the maintenance of separate bank accounts and except for any Records to the extent necessary to assist the Servicer in connection with the servicing of the Transferred Receivables), (B) the Seller's funds (including all money, checks and other cash proceeds) and assets, and records relating thereto, will not be commingled with those of any member of the Parent Group and (C) the separate creditors of the Seller will be entitled to be satisfied out of the Seller's assets prior to any value in the Seller becoming available to the Seller's Stockholders;

                  (vii) except as otherwise expressly permitted hereunder, under the other Related Documents and under the Seller's organizational documents, no member of the Parent Group (A) will pay the Seller's expenses, (B) guarantee the Seller's obligations, or (C) advance funds to the Seller for the payment of expenses or otherwise;

                  (viii) all business correspondence and other communications of the Seller will be conducted in the Seller's own name, on its own stationery and through a separately-listed telephone number;

                  (ix) the Seller will not act as agent for any member of the Parent Group, but instead will present itself to the public as a corporation separate from each such member and independently engaged in the business of purchasing and financing Transferred Receivables;

                  (x) the Seller will maintain at least two (2) independent directors, one of whom has at least three (3) years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and each of whom (A) is not a Stockholder, director, officer, employee or associate, or any relative of the foregoing, of any member of the Parent Group, all as provided in its certificate or articles of incorporation, (B) has prior experience as an independent director for a corporation whose charter documents required the unanimous consent of all independent directors thereof before such corporation could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (C) is otherwise acceptable to the Purchasers and the Administrative Agent, and one of whom is employed by a nationally-recognized firm, satisfactory to the Purchasers and the Administrative Agent, which specializes in providing independent directors or managers for special purpose corporations or companies; and

                  (xi) the bylaws or the certificate or articles of incorporation of the Seller will require (A) the affirmative vote of each independent director before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the Seller, and (B) the Seller to maintain (1) correct and complete books and records of account and
         (2) minutes of the meetings and other proceedings of its Stockholders and board of directors.

         (l) Performance and Enforcement of the Sale Agreement. The Seller will and will require Holding to, perform its obligations and undertakings under and pursuant to the Sale Agreement, will purchase Transferred Receivables in strict compliance with the terms thereof and will enforce the rights and remedies accorded to the Seller under the Sale Agreement. The Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Administrative Agent, as the Seller's assignee) under the Sale Agreement, as the Administrative Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Sale Agreement.

         (m) Ownership. The Seller will (or will cause the Originator to) take all necessary action to (i) vest legal and equitable title to the Transferred Receivables purchased under the Sale Agreement irrevocably in the Seller, free and clear of Adverse Claims (other than Adverse Claims in favor of the Administrative Agent, for the benefit of the Purchasers) including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or comparable law) of all appropriate jurisdictions to perfect, protect or more fully evidence the interest of the Seller therein as the Administrative Agent may reasonably request, and (ii) establish and maintain, in favor of the Administrative Agent for the benefit of the Purchasers, a valid and perfected first priority security interest in all Transferred Receivables, free and clear of any Adverse Claims, including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or comparable law) of all appropriate jurisdictions to perfect the Administrative Agent's (for the benefit of the Purchasers) security interest in the Transferred Assets and such other action to perfect, protect or more fully evidence the interest of the Administrative Agent for the benefit of the Purchasers as the Administrative Agent may reasonably request.

         SECTION 5.2 REPORTING REQUIREMENTS OF THE SELLER.

         (a) The Seller hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Purchasers, the Administrative Agent and, in the case of paragraph (f) therein only, to the Rating Agencies, the financial statements, notices and other information at the times, to the Persons and in the manner set forth in Annex 5.2(a).

         (b) The Seller hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to any Purchaser, the Administrative Agent or the Collateral Agent such other reports, statements, reconciliations and other information with respect to the Investment Base or the Seller Collateral as any Purchaser, the Administrative Agent or the Collateral Agent (as the case may be) may reasonably request from time to time.

         SECTION 5.3 NEGATIVE COVENANTS.

         The Seller covenants and agrees that, without the prior written consent of the Purchasers and the Administrative Agent, from and after the Closing Date until the Termination Date:

         (a) Sale of Stock and Assets. The Seller shall not sell, transfer, convey, assign or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets, including its capital Stock (whether in a public or a private offering or otherwise), any Transferred Receivable or Contract therefor or any of its rights with respect to any Lockbox or any Lockbox Account, the Collection Account, the Retention Account or any other deposit account in which any Collections of any Transferred Receivable are deposited except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

         (b) Liens. The Seller shall not create, incur, assume or permit to exist (i) any Adverse Claim on or with respect to its Transferred Receivables or
(ii) any Adverse Claim on or with respect to its other properties or assets (whether now owned or hereafter acquired) except for the Liens set forth in Schedule 5.3(b). In addition, the Seller shall not become a party to any agreement, note, indenture or instrument or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of the Purchasers as additional collateral for the Seller Secured Obligations, except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

         (c) Modifications of Transferred Receivables, Contracts or Credit and Collection Policies. The Seller shall not, without the prior written consent of the Administrative Agent, (i) extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Transferred Receivable or amend, modify or waive any term or condition of any Contract related thereto, provided, that the Seller may authorize the Servicer to take such actions as are expressly permitted by the terms of any Related Document or the Credit and Collection Policies, or (ii) amend, modify or waive any term or provision of the Credit and Collection Policies.

         (d) Changes in Instructions to Obligors. The Seller shall not make any change in its instructions to Obligors regarding the deposit of Collections with respect to the Transferred Receivables without the prior written consent of the Administrative Agent.

         (e) Capital Structure and Business. The Seller shall not (i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 4.1(h), including the issuance of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock, or (iii) amend its certificate or articles of incorporation or bylaws. The Seller shall not engage in any business other than as provided in its organizational documents and the Related Documents.

         (f) Mergers, Subsidiaries, Etc. The Seller shall not directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets or capital Stock of, or otherwise combine with or acquire, any Person.

         (g) Sale Characterization; Sale Agreement. The Seller shall not make statements or disclosures, prepare any financial statements or in any other respect account for or treat the transactions contemplated by the Sale Agreement (including for accounting, tax and reporting purposes) in any manner other than
(i) with respect to each Sale of each Sold Receivable effected pursuant to the Sale Agreement, as a true sale and absolute assignment of the title to and sole record and beneficial ownership interest of the Transferred Receivables by Holding to the Seller and (ii) with respect to each contribution of Contributed Receivables thereunder, as an increase in the stated capital of the Seller.

         (h) Restricted Payments. The Seller shall not enter into any lending transaction with any other Person. The Seller shall not at any time (i) advance credit to any Person or (ii) declare any dividends, repurchase any Stock, return any capital, or make any other payment or distribution of cash or other property or assets in respect of the Seller's Stock if, after giving effect to any such advance or distribution, a Purchase Excess, Incipient Termination Event or Termination Event would exist or otherwise result therefrom.

         (i) Indebtedness. The Seller shall not create, incur, assume or permit to exist any Debt, except (i) Debt of the Seller to any Affected Party, Indemnified Person, the Servicer or any other Person expressly permitted by this Agreement or any other Related Document, (ii) deferred taxes, (iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, and (iv) indorser liability in connection with the indorsement of negotiable instruments for deposit or collection in the ordinary course of business.

         (j) Prohibited Transactions. The Seller shall not enter into, or be a party to, any transaction with any Person except as expressly permitted hereunder or under any other Related Document.

         (k) Investments. Except as otherwise expressly permitted hereunder or under the other Related Documents, the Seller shall not make any investment in, or make or accrue loans or advances of money to, any Person, including any Stockholder, director, officer or employee of the Seller or any member of the Parent Group through the direct or indirect lending of money, holding of securities or otherwise, except with respect to Transferred Receivables and Permitted Investments.

         (l) Commingling. The Seller shall not deposit or permit the deposit of any funds that do not constitute Collections of Transferred Receivables into any Lockbox Account. If such funds are nonetheless deposited into a Lockbox Account and the Seller so notifies the Administrative Agent, the Administrative Agent shall promptly remit any such amounts to the applicable Originator. The Seller shall not commingle and shall not permit the commingling of Transferred Receivables with its other assets or the assets of any other Person.

         (m) ERISA. The Seller shall not, and shall not cause or permit any of its ERISA Affiliates to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

         (n) Related Documents. The Seller shall not amend, modify or waive any term or provision of any Related Document without the prior written consent of the Administrative Agent.

         (o) Board Policies. The Seller shall not modify the terms of any policy or resolutions of its board of directors if such modification could have or result in a Material Adverse Effect.

         (p) Purchase of Transferred Receivables. The Seller shall not purchase any accounts receivable, directly or indirectly, from any Person other than Holding, without the express written consent of the Administrative Agent.

         (q) Modifications to Included Obligor Schedule. The Seller shall not, and shall not permit any Person to amend, supplement, restate or otherwise modify the Included Obligor Schedule without the prior written consent of the Administrative Agent.

                                   ARTICLE VI

                          COLLECTIONS AND DISBURSEMENTS

         SECTION 6.1 ESTABLISHMENT OF ACCOUNTS.

         (a) The Lockbox Accounts.

                  (i) The Seller has established with each Lockbox Account Bank one or more Lockbox Accounts. The Seller agrees that the Administrative Agent shall have exclusive dominion and control of each Lockbox Account and all monies, instruments and other property from time to time on deposit therein. The Seller shall not make or cause to be made, or have any ability to make or cause to be made, any withdrawals from any Lockbox Account except as provided in Section 6.1(b)(ii).

                  (ii) The Seller and the Servicer have instructed all existing Obligors of Transferred Receivables, and shall instruct all future Obligors of any Transferred Receivables, to make payments in respect thereof only (A) by check or money order mailed to one or more lockboxes or post office boxes under the control of the Administrative Agent (each a "Lockbox" and collectively the "Lockboxes") or (B) by wire transfer or moneygram directly to a Lockbox Account. Schedule 4.1(r) lists all Lockboxes and all Lockbox Account Banks at which the Seller maintains Lockbox Accounts as of the Closing Date, and such schedule correctly identifies (1) with respect to each such Lockbox Account Bank, the name, address and telephone number thereof, (2) with respect to each Lockbox Account, the name in which such account is held and the complete account number therefor, and (3) with respect to each Lockbox, the lockbox number and address thereof. The Seller and the Servicer shall endorse, to the extent necessary, all checks or other instruments received in any Lockbox so that the same can be deposited in the Lockbox Account, in the form so received (with all necessary endorsements), within one (1) Business Day after the date of receipt thereof. In addition, each of the Seller and the Servicer shall deposit or cause to be deposited into a Lockbox Account all cash, checks, money orders or other proceeds of Transferred Receivables or Seller Collateral received by it other than in a Lockbox or a Lockbox Account, in the form so received (with all necessary endorsements), not later than the close of business on the first (1st) Business Day following the date of receipt thereof, and until so deposited all such items or other proceeds shall be held in trust for the benefit of the Collateral Agent. Neither the Seller nor the Servicer shall make any deposits into a Lockbox or any Lockbox Account except in accordance with the terms of this Agreement or any other Related Document.

                  (iii) If, for any reason, a Lockbox Account Agreement terminates or any Lockbox Account Bank fails to comply with its obligations under the Lockbox Account Agreement to which it is a party, then the Seller shall promptly notify all Obligors of Transferred Receivables who had previously been instructed to make wire payments to a Lockbox Account maintained at any such Lockbox Account Bank to make all future payments to a new Lockbox Account in accordance with this
         Section 6.1(a)(iii). The Seller shall not close any such Lockbox Account unless it shall have (A) received the prior written consent of the Administrative Agent, (B) established a new account with the same Lockbox Account Bank or with a new depositary institution satisfactory to the Administrative Agent, (C) entered into an agreement covering such new account with such

         Lockbox Account Bank or with such new depositary institution substantially in the form of such Lockbox Account Agreement or that is satisfactory in all respects to the Administrative Agent (whereupon, for all purposes of this Agreement and the other Related Documents, such new account shall become a Lockbox Account, such new agreement shall become a Lockbox Account Agreement and any new depositary institution shall become a Lockbox Account Bank), and (D) taken all such actions as the Administrative Agent shall require to grant and perfect a first priority Lien in such new Lockbox Account to the Purchaser under Section 8.1 of this Agreement. Except as permitted by this Section 6.1(a), neither the Seller nor the Servicer shall open any new Lockbox or Lockbox Account without the prior written consent of the Administrative Agent.

         (b) Collection Account.

                  (i) The Purchasers have established and shall maintain the Collection Account with the Depositary. The Collection Account shall be registered in the name of the Administrative Agent and the Administrative Agent shall, subject to the terms of this Agreement, have exclusive dominion and control thereof and of all monies, instruments and other property from time to time on deposit therein.

                  (ii) Pursuant to Section 6.2, the Seller shall instruct each Lockbox Account Bank to transfer, and the Seller hereby grants the Administrative Agent the authority to instruct each such Lockbox Account Bank to transfer, on each Business Day in same day funds, all available funds in each Lockbox Account to the Collection Account. The Purchasers and the Administrative Agent may deposit into the Collection Account from time to time all monies, instruments and other property received by any of them as proceeds of the Transferred Receivables. On each Business Day prior to the Facility Termination Date the Administrative Agent shall instruct and cause the Depositary (which instruction may be in writing or by telephone confirmed promptly thereafter in writing) to release funds on deposit in the Collection Account in the order of priority set forth in Section 6.3. On each Business Day from and after the Facility Termination Date the Administrative Agent shall apply all amounts when received in the Collection Account in the order of priority set forth in Section 6.5.

                  (iii) If, for any reason, the Depositary wishes to resign as depositary of the Collection Account or fails to carry out the instructions of the Administrative Agent, then the Administrative Agent shall promptly notify the Purchasers. Neither the Purchasers nor the Administrative Agent shall close the Collection Account unless (A) a new deposit account has been established with the Depositary, (B) the Purchasers and the Administrative Agent have entered into an agreement covering such new account with such new depositary institution satisfactory in all respects to the Administrative Agent (whereupon such new account shall become the Collection Account for all purposes of this Agreement and the other Related Documents), and (C) the Purchasers and the Administrative Agent have taken all such action as the Administrative Agent shall require to grant and perfect a first priority Lien in such new Collection Account to the

         Administrative Agent on behalf of the Purchasers and to the Collateral Agent on behalf of the Conduit Purchaser under the Collateral Agent Agreement.

         (c) Retention Account. The Administrative Agent has established and shall maintain the Retention Account with the Depositary for the benefit of Redwood. The Retention Account shall be registered in the name of the Administrative Agent and the Administrative Agent shall, subject to the terms of this Agreement, have exclusive dominion and control thereof and of all monies, instruments and other property from time to time on deposit therein.

         SECTION 6.2 FUNDING OF COLLECTION ACCOUNT.

         (a) As soon as practicable, and in any event no later than 12:00 noon (New York time) on each Business Day:

                  (i) the Administrative Agent shall transfer or cause to be transferred all Collections deposited in any Lockbox Account prior to such Business Day to the Collection Account;

                  (ii) the Applicable Purchaser or the Administrative Agent shall deposit in the Collection Account the amount, if any, required pursuant to Section 2.4(b)(i);

                  (iii) if, on the immediately preceding Business Day, the Administrative Agent shall have notified the Seller of any Purchase Excess, then the Seller shall deposit cash in the amount of such Purchase Excess in the Collection Account;

                  (iv) if on such Business Day the Seller is required to make other payments under this Agreement not previously retained out of Collections (including Additional Amounts and Indemnified Amounts not previously paid), then the Seller shall deposit an amount equal to such payments in the Collection Account;

                  (v) if, on the immediately preceding Business Day, (A) Holding made a capital contribution or repurchased a Transferred Receivable pursuant to Section 4.4 of the Sale Agreement or made a payment as a result of any Dilution Factors pursuant to Section 4.2(o) of the Sale Agreement, or (B) Originator made a capital contribution or repurchased a Transferred Receivable pursuant to Section 4.4 of the Contribution Agreement or made a payment as a result of any Dilution Factors pursuant to Section 4.2(o) of the Contribution Agreement, then the Seller or Holding, as applicable shall deposit in the Collection Account cash in the amount so received from the Originator or Holding, as applicable for such contribution or for such repurchase or payment;

                  (vi) the Servicer shall deposit in the Collection Account the Outstanding Balance of any Transferred Receivable the Servicer elects to pay pursuant to Section 7.4; and

                  (vii) the Seller shall deposit in the Collection Account the Outstanding Balance of any Transferred Receivable the Seller elects to pay pursuant to Section 8.6(d).

         (b) If, on or before the second (2nd) Business Day immediately preceding any Settlement Date that occurs prior to the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event, the Administrative Agent shall have notified the Seller of any Retention Account Deficiency pursuant to Section 6.4(b), then the Seller shall deposit cash in the amount of such deficiency in the Collection Account no later than 12:00 noon (New York time) on such Settlement Date. If, on or before 4:00 p.m. (New York time) on any Business Day on or after the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event, the Administrative Agent shall have notified the Seller of any Retention Account Deficiency pursuant to Section 6.4(b), then the Seller shall deposit cash in the amount of such deficiency in the Collection Account no later than 12:00 noon (New York time) on the immediately following Business Day.

         (c) From and after the Facility Termination Date, the Administrative Agent shall transfer all amounts on deposit in the Retention Account as of that date to the Collection Account.

         SECTION 6.3 DAILY DISBURSEMENTS FROM THE COLLECTION ACCOUNT; REVOLVING PERIOD.

         On each Business Day no later than 1:00 p.m. (New York time) during the Revolving Period, and following the transfers made pursuant to Section 6.2, the Administrative Agent shall disburse an amount equal to the product of (a) the Purchaser Interest times (b) the amount of all Collections then on deposit in the Collection Account and its related subaccounts in the following priority:

         (a) prior to the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event, to the Retention Account, and after the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event, to the Administrative Agent:

                  (i) the amount of any Retention Account Deficiency deposited pursuant to Section 6.2(b); and

                  (ii) an amount equal to the sum of:

                           (A) Daily Yield;

                           (B) the Yield Shortfall as of the close of business
                  on the immediately preceding Business Day;

                           (C) the Investor Portion of the Servicing Fee
                  (calculated assuming that the Servicing Fee Rate is the applicable rate); provided, however, that if ADVP Management L.P. is the Servicer and no Servicer Termination Event or Termination Event has occurred, then such amount will not be deposited in the Retention Account on such day but the Seller shall pay the Servicing Fee in accordance with Section 7.5(b);

                           (D) the Investor Portion of the Servicing Fee
                  Shortfall as of the close of business on the immediately preceding Business Day;

                           (E) the Unused Facility Fee;

                           (F) the Unused Facility Fee Shortfall as of the
                  immediately preceding Business Day; and

                           (G) any Additional Amounts or Indemnified Amounts
                  then due;

         (b) to the Purchasers:

                  (i) an amount equal to the deposits made in the Collection Account pursuant to Section 6.2(a)(iv) and not otherwise disbursed pursuant to Section 6.3(a)(ii)(G) to be disbursed ratably based on the amounts owed to the applicable Purchasers;

                  (ii) an amount equal to any Purchase Excess to be applied in reduction of Capital Investment, to the Purchasers ratably based on the amount of their respective Capital Investments;

                  (iii) if, pursuant to a Repayment Notice, the Seller has requested a reduction of the Capital Investment of the Purchasers, then to the Purchasers, ratably based on the amount of their respective Capital Investments, the lesser of (A) the amount of such requested reduction of Capital Investment and (B) such balance; and

         (c) to the Seller Account, the balance of any amounts remaining after making the foregoing disbursements.

         SECTION 6.4 DISBURSEMENTS FROM THE RETENTION ACCOUNT; SETTLEMENT DATE PROCEDURES; REVOLVING PERIOD.

         (a) During the Revolving Period (x) on each Settlement Date prior to the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event and (y) on each Business Day on and after the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event, the amounts on deposit in the Retention Account or transferred to the Administrative Agent pursuant to Section 6.3(a) shall be disbursed or retained by the Administrative Agent in the following priority:

                  (i) to the applicable Purchasers (or, if applicable, any Indemnified Person or Affected Party):

                           (A) if such Settlement Date occurs on or prior to the
                  earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event, an amount equal to:

                                    (1) the Accrued Monthly Yield as of the end
                           of the immediately preceding Settlement Period;

                                    (2) the Accrued Unused Facility Fee as of
                           the end of the immediately preceding Settlement
                           Period;

                                    (3) all Additional Amounts incurred and
                           payable to any Affected Party as of the end of the immediately preceding Settlement Period;

                                    (4) all other amounts accrued and payable
                           under this Agreement (including Indemnified Amounts incurred and payable to any Indemnified Person) as of the end of the immediately preceding Settlement Period to the extent not already transferred pursuant to Section 6.3(a)(i)(G); and

                                    (5) if a Purchase Excess exists on such
                           date, an amount equal to such excess to the extent not already transferred pursuant to Section 6.3(b)(ii), to be applied in reduction of Capital Investment;

                           (B) if such Business Day occurs after the earlier of
                  the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event, an amount equal to:

                                    (1) the accrued and unpaid Daily Yield as of
                           such date;

                                    (2) the accrued and unpaid Unused Facility
                           Fee as of such date;

                                    (3) all Additional Amounts incurred and
                           payable to any Affected Party as of such date;

                                    (4) all other amounts accrued and payable
                           under this Agreement (including Indemnified Amounts incurred and payable to any Indemnified Person) as of such date to the extent not already transferred pursuant to Section 6.3(a)(i)(G); and

                                    (5) if a Purchase Excess exists on such
                           date, an amount equal to such excess to the extent not already transferred pursuant to Section 6.3(b)(ii), to be applied in reduction of Capital Investment;

                  (ii) to the extent any funds have been deposited in the Retention Account in accordance with Section 6.3(a)(ii)(C) and (D), to the Servicer on behalf of the Seller, an amount equal to the accrued and unpaid Investor Portion of the Servicing Fee as of (x) the end of the immediately preceding Settlement Period if such Settlement Date occurs on or prior to the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event or (y) to such date if such date occurs after the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event; provided, however, that any such amount shall be paid net of any amounts paid, or that should have been paid, for such period pursuant to Section 7.5(b);

                  (iii) to be retained in the Retention Account if such Settlement Date occurs prior to the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event, an amount equal to the Accrued Monthly Yield, Accrued Unused Facility Fee and to the extent any funds have been deposited in the Retention



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

         Account in accordance with Section 6.3(a)(ii)(C) and (D), the Investor Portion of Accrued Servicing Fee as of such Settlement Date; and

                  (iv) to the Seller Account, the balance of any funds remaining after retaining or disbursing the foregoing amounts (and, prior to the Redwood Termination Date or the Redwood Transfer Date, the Administrative Agent shall also transfer to the Seller Account on such date any and all interest earned on, and paid by the Depositary with respect to, any funds on deposit in the Retention Account during the preceding Settlement Period).

         (b) No later than the second (2nd) Business Day immediately preceding each Settlement Date that occurs prior to the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event, the Administrative Agent shall determine and notify the Seller of any Retention Account Deficiency for the preceding Settlement Period, and the Seller shall deposit cash in the amount of such Retention Account Deficiency to the Collection Account pursuant to Section 6.2(b). No later than 4:00 p.m. (New York time) on each Business Day on and after the earlier of the occurrence of the Redwood Transfer Date or a Committed Purchaser Funding Event, the Administrative Agent shall determine and notify the Seller of any Retention Account Deficiency as of such Business Day, and the Seller shall deposit cash in the amount of such Retention Account Deficiency to the Collection Account pursuant to Section 6.2(b).

         SECTION 6.5 LIQUIDATION SETTLEMENT PROCEDURES.

         On each Business Day from and after the Facility Termination Date until the Termination Date, the Administrative Agent shall, as soon as practicable, transfer all amounts then on deposit in the Retention Account to the Collection Account and shall transfer all amounts in the Collection Account (including amounts transferred from the Retention Account pursuant to Section 6.2(c) and amounts which are not allocable to the Purchaser Interests) in the following priority:

         (a) if a Servicer Termination Event has occurred and a Successor Servicer has assumed the responsibilities and obligations of the Servicer in accordance with Section 11.2, then to the Successor Servicer an amount equal to its accrued and unpaid Successor Servicing Fees and Expenses;

         (b) to the Purchasers, ratably, an amount equal to accrued and unpaid Daily Yield through and including the date of maturity (if any) of the Commercial Paper (or other funding source) maintaining the Capital Investment;

         (c) to the Purchasers, an amount equal to the unpaid Capital
Investment;

         (d) to the Administrative Agent, for the account of the Purchasers, an amount equal to accrued and unpaid Unused Facility Fees;

         (e) all Additional Amounts and Indemnified Amounts incurred and payable to any Indemnified Person;

         (f) if a Servicer Termination Event shall not have occurred, to the Servicer in an amount equal to the accrued and unpaid Servicing Fee; and

         (g) to the Seller Account, the balance of any funds remaining after payment in full of all amounts set forth in this Section 6.5 (and, prior to the occurrence of the Redwood Termination Date or the Redwood Transfer Date, the Administrative Agent shall also transfer to the Seller Account on such date any and all interest earned on, and paid by the Depositary with respect to, the funds on deposit in the Retention Account during the preceding Settlement Period).

         SECTION 6.6 INVESTMENT OF FUNDS IN ACCOUNTS.

         To the extent uninvested amounts are on deposit in the Retention Account on any given day during the Revolving Period, the Administrative Agent shall invest all such amounts in Permitted Investments selected by the Administrative Agent that mature no later than the immediately succeeding Settlement Date. From and after the Facility Termination Date, any investment of such amounts shall be solely at the discretion of the Administrative Agent, subject to the restrictions described above. All proceeds of any such investment shall be deposited upon receipt into the Retention Account.

         SECTION 6.7 TERMINATION PROCEDURES.

         (a) On the earlier of (i) the first (1st) Business Day after the Facility Termination Date on which the Capital Investment has been reduced to zero or (ii) the Final Purchase Date, if the obligations to be paid pursuant to
Section 6.5 have not been paid in full, the Seller shall immediately deposit in the Collection Account an amount sufficient to make such payments in full.

         (b) On the Termination Date, all amounts on deposit in the Collection Account and the Retention Account shall be disbursed to the Seller and all ownership interests or Liens of the Purchasers in and to all Transferred Receivables and all Liens of the Purchasers and the Administrative Agent in and to the Seller Collateral shall be released by each Purchaser and the Administrative Agent. Such disbursement shall constitute the final payment to which the Seller is entitled pursuant to the terms of this Agreement.

                                   ARTICLE VII

                               SERVICER PROVISIONS

         SECTION 7.1 APPOINTMENT OF THE SERVICER.

         Each of the Conduit Purchaser and the Committed Purchaser hereby appoints the Servicer as its agent, and the Seller hereby acknowledges such appointment, to service the Transferred Receivables and enforce its rights and interests in and under each Transferred Receivable and Contract therefor and to serve in such capacity until the termination of its responsibilities pursuant to Sections 9.2 or 11.1. In connection therewith, the Servicer hereby accepts such appointment and agrees to perform the duties and obligations set forth herein.

         SECTION 7.2 DUTIES AND RESPONSIBILITIES OF THE SERVICER.

         Subject to the provisions of this Agreement, the Servicer shall conduct the servicing, administration and collection of the Transferred Receivables and shall take, or cause to be taken, all actions that (a) may be necessary or advisable to service, administer and collect each Transferred Receivable from time to time, (b) the Servicer would take if the Transferred Receivables were owned by the Servicer, and (c) are consistent with industry practice for the servicing of such Transferred Receivables. In addition to the servicing obligations set forth herein, the Servicer agrees to perform all accounting services necessary for the Seller.

         SECTION 7.3 COLLECTIONS ON TRANSFERRED RECEIVABLES.

         (a) In the event that the Servicer is unable to determine the specific Transferred Receivables on which Collections have been received from the Obligor thereunder, the parties agree for purposes of this Agreement only that such Collections shall be deemed to have been received on such Transferred Receivables in the order in which they were originated with respect to such Obligor. In the event that the Servicer is unable to determine the specific Transferred Receivables on which discounts, offsets or other non-cash reductions have been granted or made with respect to the Obligor thereunder, the parties agree for purposes of this Agreement only that such reductions shall be deemed to have been granted or made (i) prior to a Termination Event, on such Transferred Receivables as determined by the Servicer, and (ii) from and after the occurrence of a Termination Event, in the reverse order in which they were originated with respect to such Obligor.

         (b) If the Servicer determines that amounts unrelated to the Transferred Receivables (the "Unrelated Amounts") have been deposited in the Collection Account, then the Servicer shall provide written evidence thereof to the Purchasers and the Administrative Agent no later than the first (1st) Business Day following the day on which the Servicer had actual knowledge thereof, which evidence shall be provided in writing and shall be otherwise satisfactory to each such Affected Party. Upon receipt of any such notice, the Administrative Agent shall segregate the Unrelated Amounts and the same shall not be deemed to constitute Collections on Transferred Receivables and shall not be subject to the provisions of Article VI.

         SECTION 7.4 AUTHORIZATION OF THE SERVICER.

         Each of the Conduit Purchaser and the Committed Purchasers hereby authorizes the Servicer, and the Seller acknowledges such authorization, to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the ownership of the Purchaser Interests purchased by such Purchaser hereunder and the pledge of the Conduit's Purchaser Interest by the Conduit Purchaser to the Collateral Agent pursuant to the Collateral Agent Agreement, in the determination of the Servicer, to (a) collect all amounts due under any Transferred Receivable, including endorsing its name on checks and other instruments representing Collections on such Transferred Receivable, and execute and deliver any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to any such Transferred Receivable and (b) after any Transferred Receivable becomes a Defaulted Receivable and to the extent permitted under and in compliance with applicable law and regulations, commence proceedings with respect to the enforcement of payment of any such Transferred Receivable and the Contract therefor and adjust, settle or compromise any payments due thereunder, in each case to the same extent as the Originator could have done if it had continued to own such Transferred Receivable. The Originator, Holding, the Seller, the Administrative Agent and each Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Notwithstanding anything to the contrary contained herein, the Purchasers and the Administrative Agent shall have the absolute and unlimited right to direct the Servicer (whether the Servicer is the Originator or otherwise) (i) to commence or settle any legal action to enforce collection of any Transferred Receivable or (ii) to foreclose upon, repossess or take any other action that the Administrative Agent deems necessary or advisable with respect thereto; provided, that in lieu of commencing any such action or taking other enforcement action, the Servicer may, at its option, elect to pay to the Applicable Purchaser, the Capital Investment with respect to its Purchaser Interest in such Transferred Receivable. In no event shall the Servicer be entitled to make any Affected Party a party to any Litigation without such Affected Party's express prior written consent, or to make the Seller a party to any Litigation without the Administrative Agent's consent.

         SECTION 7.5 SERVICING FEES.

         (a) As compensation for its servicing activities and as reimbursement for its reasonable expenses in connection therewith, the Servicer shall be entitled to receive the Servicing Fees. The Servicer shall be required to pay for all expenses incurred by it in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment therefor other than the Servicing Fees.

         (b) For any period that ADVP Management L.P. is the Servicer, so long as no Servicer Termination Event or Termination Event has occurred, the Seller agrees that it shall pay to the Servicer on each Business Day, the applicable Servicing Fee, to the extent of funds available to the Seller on such day. The Seller agrees that it will pay the Servicing Fee to the Servicer prior to using any funds available to it on any day for any other purpose, including, without limitation, the purchase of additional Transferred Receivables. If the Seller does not have sufficient available funds to pay, in full, the Servicing Fee on any Business Day, the shortfall shall be payable on the next Business Day on which the Seller has available funds, but only to the extent of such available funds after paying such day's Servicing Fee. The Servicer waives any right it has or may at any time have to demand payment and/or take any action to or in furtherance of payment of any shortfall in the payment of the Servicing Fee and agrees that it shall not have a "claim" under Section 101(5) of the Bankruptcy Code for the payment of any such shortfall, except for, and only to the extent of, any excess available funds, as described above.

         (c) The Administrative Agent shall have no duty or obligation to confirm that the Servicer receives any portion or all of the Servicing Fee and may conclusively assume that the Servicer has received payment of the Servicing Fee in accordance with the provisions of this Agreement.

         SECTION 7.6 REPRESENTATIONS AND WARRANTIES OF THE SERVICER.

         To induce the Purchasers to purchase the Purchaser Interests and the Administrative Agent to take any action required to be performed by it hereunder, the Servicer represents and warrants to the Purchasers and the Administrative Agent, which representation and warranty shall survive the execution and delivery of this Agreement:

         (a) Corporate Existence; Compliance with Law. The Servicer (i) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite limited partnership power and authority and the legal right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted;
(iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its charter and limited partnership agreement; and (vi) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (b) Jurisdiction of Formation; Executive Offices; Collateral Locations; Corporate or Other Names; FEIN. The Servicer's Formation Jurisdiction is Delaware and the Servicer is a "registered organization" (as defined in the UCC) in such Formation Jurisdiction. As of the Closing Date, the current location of the Servicer's chief executive office, jurisdiction of formation, principal place of business, other offices, the warehouses and premises within which any Seller Collateral is stored or located, and the locations of all records concerning the Seller Collateral are set forth in Schedule 7.6(b) and none of such locations have changed within the past twelve (12) months. During the prior five (5) years, except as set forth in Schedule 7.6(b), the Servicer has not been known as or used any corporate, fictitious or trade name. In addition,
Schedule 7.6(b) lists the federal employer identification number of the Servicer.

         (c) Limited Partnership Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Servicer of this Agreement and the other Related Documents to which it is a party and, solely with respect to clause (vii) below, the exercise by each of the Seller, Holding, the Purchasers or the Administrative Agent (with respect to the Purchasers and the Administrative Agent, any consent or approval for which information is publicly available or any consent or approval which the Servicer can be expected to have knowledge of) of any of its rights and remedies under any Related Document to which it is a party: (i) are within the Servicer's limited partnership power;
(ii) have been duly authorized by all necessary or proper limited partnership and shareholder action; (iii) do not contravene any provision of the Servicer's charter or limited partnership agreement; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Servicer is a party or by which the Servicer or any of the property of the Servicer is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of the Servicer; and
(vii) do not require the consent or approval of any Governmental

Authority or any other Person, except those referred to in Section 3.1(b), all of which will have been duly obtained, made or complied with prior to the Closing Date. On or prior to the Closing Date, each of the Related Documents to which the Servicer is a party shall have been duly executed and delivered by the Servicer and each such Related Document shall then constitute a legal, valid and binding obligation of the Servicer enforceable against it in accordance with its terms.

         (d) No Litigation. No Litigation is now pending or, to the knowledge of the Servicer, threatened against the Servicer that (i) challenges the Servicer's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the transfer, sale, pledge or contribution of any Receivable or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents, or (iii) has a reasonable risk of being determined adversely to the Servicer and that, if so determined, could have a Material Adverse Effect.

         (e) Solvency. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, the Servicer is and will be Solvent.

         (f) Material Adverse Effect. Since the date of the Servicer's organization, (i) the Servicer has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by the Servicer or has become binding upon the Servicer's assets and no law or regulation applicable to the Servicer has been adopted that has had or could reasonably be expected to have a Material Adverse Effect and (iii) the Servicer is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Servicer is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the Servicer's organization, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         (g) Ownership of Property; Liens. None of the properties and assets of the Servicer are subject to any Adverse Claims, and there are no facts, circumstances or conditions known to the Servicer that may result in (i) with respect to the Transferred Receivables, any Adverse Claims (including Adverse Claims arising under Environmental Laws) and (ii) with respect to its other properties and assets, any Adverse Claims (including Adverse Claims arising under Environmental Laws). The Servicer has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Servicer's right, title and interest in and to its properties and assets.

         (h) Ventures, Subsidiaries and Affiliates; Partnership Interest. Except as set forth in Schedule 7.6(h), the Servicer has no Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. All of the issued and outstanding partnership interests of the Servicer are owned by each of the partners in the amounts set forth on Schedule 7.6(h). There are no outstanding rights to acquire partnership interests or agreements pursuant to which the Servicer may be required to issue, sell, repurchase or redeem any of the partnership interests or other equity securities.

         (i) Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by the Servicer and each of its Affiliates included in the Parent Group have been filed with the appropriate Governmental Authority and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with Section 7.7(j)(ii). Proper and accurate amounts have been withheld by the Servicer or such Affiliate from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 7.6(i) sets forth as of the Closing Date (i) those taxable years for which the Servicer's or such Affiliates' tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with any such audit or otherwise currently outstanding. Except as described on Schedule 7.6(i), neither the Servicer nor any such Affiliate has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges. The Servicer is not liable for any charges: (A) under any agreement (including any tax sharing agreements) or (B) to the best of the Servicer's knowledge, as a transferee. As of the Closing Date, neither the Servicer nor any of its Affiliates included in the Parent Group has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

         (j) Intellectual Property. The Servicer owns or has rights to use all intellectual property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it. The Servicer conducts its business and affairs without infringement of or interference with any intellectual property of any other Person. Except as set forth in Schedule 7.6(j), the Servicer is not aware of any infringement or claim of infringement by others on any its intellectual property

         (k) Full Disclosure. All information contained in this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by or on behalf of the Servicer to either Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect, and none of this Agreement, any Investment Base Certificate or any other Related Documents, or any written statement furnished by or on behalf of the Servicer to any Purchaser or the Administrative Agent pursuant to this Agreement or any of the other Related Documents omits a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

         (l) Notices to Obligors. The Servicer has directed or has caused the Originator to direct all Obligors of Transferred Receivables originated by the Originator to remit all payments with respect to such Transferred Receivables for deposit in a Lockbox or Lockbox Account.

         (m) ERISA.

                  (i) Schedule 7.6(m) lists all Plans and separately identifies all Pension Plans, including all Title IV Plans, Multiemployer Plans, ESOPs and Welfare Plans, including all Retiree Welfare Plans. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Except as otherwise provided in Schedule 7.6(m), (A) each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the timely filing of all reports required under the IRC or ERISA, (B) neither the Servicer nor any ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan and (C) neither the Servicer nor any ERISA Affiliate has engaged in a "prohibited transaction," as defined in Section 4975 of the IRC, in connection with any Plan that would subject the Servicer to a material tax on prohibited transactions imposed by Section 4975 of the IRC.

                  (ii) Except as set forth in Schedule 7.6(m): (A) no Title IV Plan has any Unfunded Pension Liability; (B) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (C) there are no pending or, to the knowledge of the Servicer, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (D) neither the Servicer nor any ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (E) within the last five (5) years no Title IV Plan with Unfunded Pension Liabilities has been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of the Servicer or ERISA Affiliate; (F) Stock of the Servicer and its ERISA Affiliates makes up, in the aggregate, no more than 10% of the assets of any Plan, measured on the basis of fair market value as of the last valuation date of any Plan; and (G) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by S&P or an equivalent rating by another nationally recognized rating agency.

         (n) Brokers. No broker or finder acting on behalf of the Servicer was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and the Servicer does not have any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

         (o) Margin Regulations. The Servicer is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). The Originator owns no Margin Stock, and no portion of the proceeds received by the Servicer hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The Servicer will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

         (p) Nonapplicability of Bulk Sales Laws. No transaction contemplated by this Agreement or any of the other Related Documents requires compliance with any bulk sales act or similar law.

         (q) Securities Act and Investment Company Act Exemptions. Each purchase of Purchaser Interests under this Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and
(ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

         (r) Government Regulation. The Servicer is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The Purchase of Purchaser Interests by the Purchasers hereunder, the application of the application of the proceeds thereof and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

         (s) Books and Records; Minutes. The Servicer's limited partnership agreement requires the Servicer to maintain (i) its own books and records of account and (ii) minutes of the meetings and other proceedings of its partners and/or members.

         (t) No Servicer Termination Event. No event has occurred and no condition exists which constitutes a Servicer Termination Event or an Incipient Servicer Termination Event.

         (u) Credit and Collection Policy. Since December 30, 2000, there have been no changes to the Credit and Collection Policy.

         (v) Ownership of Receivables. The Servicer has no ownership interest in the Receivables and the Servicer has not made any statements or disclosures or prepared any financial statements for any purpose, including federal income tax, reporting or accounting purposes, that indicates in any way that it has any interest in any of the Receivables.

         SECTION 7.7 AFFIRMATIVE COVENANTS OF THE SERVICER.

         The Servicer covenants and agrees that from and after the Closing Date and until the Termination Date:

         (a) Compliance with Credit and Collection Policies. The Servicer shall comply in all material respects with the Credit and Collection Policies applicable to each Transferred Receivable and the Contract therefor. The Servicer shall not amend, waive or modify any term or provision of the Credit and Collection Policies without the prior written consent of the Administrative Agent.

         (b) Compliance with Agreements and Applicable Laws. The Servicer shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it and the Transferred Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (c) Maintenance of Existence and Conduct of Business. The Servicer shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its limited partnership existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with the terms of its certificate of formation and limited partnership agreement; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in such limited partnership and trade names as are set forth in Schedule 7.6(b) or, upon thirty (30) days' prior written notice to Buyer, the Administrative Agent and each Rating Agency, in such other limited partnership or trade names with respect to which all action requested by Buyer, any Purchaser or the Administrative Agent pursuant to
Section 14.15 shall have been taken with respect to the Transferred Receivables. The Servicer shall not change its Formation Jurisdiction except upon thirty (30) days' prior written notice to Buyer and the Administrative Agent, and with respect to which jurisdiction all action requested by Buyer, any Purchaser or the Administrative Agent pursuant to Section 14.15 shall have been taken with respect to the Transferred Receivables.

         (d) [Reserved].

         (e) ERISA. The Servicer shall give Buyer and the Administrative Agent prompt written notice of any event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

         (f) Payment, Performance and Discharge of Obligations.

                  (i) Subject to Section 7.7(j)(ii), the Servicer shall pay, perform and discharge or cause to be paid, performed and discharged all of its obligations and liabilities, including all taxes, assessments and governmental charges upon its income and properties and all lawful claims for labor, materials, supplies and services, promptly when due.

                  (ii) The Servicer may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in Section 7.7(j)(i); provided, that (A) adequate reserves with respect to such contest are maintained on the books of the Servicer, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Seller Collateral may become subject to forfeiture or loss as a result of such contest, (D) no Lien may be imposed to secure payment of such charges or claims other than inchoate tax liens and (E) Buyer has affirmatively advised the Servicer in writing that Buyer reasonably believes that nonpayment or nondischarge thereof could not reasonably be expected to have or result in a Material Adverse Effect.

         (g) Deposit of Collections. The Servicer shall deposit or cause to be deposited promptly into a Lockbox Account, and in any event no later than one
(1) Business Day after receipt thereof, all Collections it may receive in respect of the Transferred Receivables.

         (h) Accounting Changes. If any Accounting Changes occur and such changes result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.

         (i) Ownership of Transferred Receivables. The Servicer shall identify the Transferred Receivables clearly and unambiguously in its Servicing Records to reflect that such Transferred Receivables are owned solely by the Seller and, following the Purchase of Purchaser Interests in such Transferred Receivables under this Agreement, are owned by the Conduit Purchaser or Committed Purchaser, as applicable.

         SECTION 7.8 NEGATIVE COVENANTS OF THE SERVICER.

         The Servicer covenants and agrees that, without the prior written consent of the Purchasers and the Administrative Agent, from and after the Closing Date until the Termination Date:

         (a) Liens. The Servicer shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to the Transferred Receivables or any other Seller Collateral (whether now owned or hereafter acquired) except for the Liens set forth in Schedule 7.8(a).

         (b) Modifications of Receivables or Contracts. Except as expressly permitted by the terms of the Credit and Collection Policy, the Servicer shall not extend, amend, forgive, discharge, compromise, cancel or otherwise modify the terms of any Transferred Receivable, or amend, modify or waive any term or condition of any Contract therefor without the prior written consent of the Administrative Agent.

         (c) Sale Characterization. The Servicer shall not make any statements or disclosures or prepare any financial statements for any purpose, including for federal income tax, reporting or accounting purposes, that shall indicate in any way that it has any interest in any of the Receivables other than the requirement to service such Receivables.

         (d) Capital Structure and Business. The Servicer shall not (i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect or (ii) make any change in its capital structure as described on Schedule 7.6(h), including the issuance or any revision of the terms of its outstanding partnership interests or (iii) amend, supplement or otherwise modify its certificate of formation or partnership agreement, in a manner that could have or result in a Material Adverse Effect.

         (e) Actions Affecting Rights. The Servicer shall not (i) take any action, or fail to take any action, if such action or failure to take action may interfere with the enforcement of any rights hereunder or under the other Related Documents, including rights with respect to the Transferred Receivables; or (ii) waive or alter any rights with respect to the Transferred Receivables (or any agreement or instrument relating thereto).

         (f) ERISA. The Servicer shall not, nor shall cause or permit any ERISA Affiliate to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

         (g) Adverse Tax Consequences. The Servicer shall not take or permit to be taken any action (other than with respect to actions taken or to be taken solely by a Governmental Authority), or fail or neglect to perform, keep or observe any of its obligations hereunder or under the other Related Documents, that would have the effect, directly or indirectly, of subjecting any payment to Buyer, any Purchaser or holders of the Commercial Paper who are residents of the United States of America to withholding taxation.

         (h) No Proceedings. From and after the Closing Date and until the date one year plus one day following the date on which the Commercial Paper with the latest maturity has been indefeasibly paid in full in cash, the Servicer shall not, directly or indirectly, institute or cause to be instituted against Buyer, Receivables Purchaser or Conduit Purchaser any proceeding of the type referred to in Sections 9.1(c) and 9.1(d) of this Agreement.

         (i) Commingling. The Servicer shall not deposit or permit the deposit of any funds that do not constitute Collections of Transferred Receivables into any Lockbox Account. If such funds are nonetheless deposited into a Lockbox Account and the Servicer so notifies the Administrative Agent, then the Administrative Agent shall promptly remit any such amounts as directed by the Servicer or in accordance with the Intercreditor Agreement. The Servicer shall not commingle and shall not permit the commingling of Transferred Receivables with other assets of the Servicer or the assets of any other Person.

         SECTION 7.9 REPORTING REQUIREMENTS OF THE SERVICER.

         The Servicer hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Purchasers and the Administrative Agent the financial statements, notices, and other information at the times, to the Persons and in the manner set forth in Annex 7.9.

                                  ARTICLE VIII

                           GRANT OF SECURITY INTERESTS

         SECTION 8.1 SELLER'S GRANT OF SECURITY INTEREST.

         The parties hereto intend that each Purchase of Purchaser Interests to be made hereunder shall constitute a purchase and sale of undivided percentage ownership interests in the Transferred Receivables and not a loan. Notwithstanding the foregoing, in addition to and not in derogation of any rights now or hereafter acquired by any Purchaser or the Administrative Agent hereunder, the parties hereto intend that this Agreement shall constitute a security agreement under applicable law. In such regard and, in any event, to secure the prompt and complete payment, performance and observance of all Seller Secured Obligations, and to induce the Conduit Purchaser and the Committed Purchaser to enter into this Agreement and perform the obligations required to be performed by it hereunder in accordance with the terms and conditions thereof, the Seller hereby grants, assigns, conveys, pledges, hypothecates and transfers to the Administrative Agent, for the benefit of itself, the Conduit Purchaser and the Committed Purchaser, a Lien upon and security interest in all of its right, title and interest in, to and under, but none of its obligations arising from, the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, the Seller (including under any trade names, styles or derivations of the Seller), and regardless of where located (all of which being hereinafter collectively referred to as the "Seller Collateral"):

         (a) all Transferred Receivables, Contracts therefor and Collections thereon;

         (b) the rights of the Seller, but none of the duties or obligations of the Seller in, to and under the Sale Agreement, the Contribution Agreement, the Subordinated Originator Note, the Subordinated Note, the Parent Note, the Intercompany Note, all Lockbox Account Agreements and all other Related Documents now or hereafter in effect relating to the purchase, servicing or processing of Transferred Receivables (collectively, the "Seller Assigned Agreements"), including (i) all rights of the Seller to receive moneys due and to become due thereunder or pursuant thereto, (ii) all rights of the Seller to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all claims of the Seller for damages or breach with respect thereto or for default thereunder and (iv) the right of the Seller to amend, waive or terminate the same and to perform and to compel performance and otherwise exercise all remedies thereunder;

         (c) all of the following (collectively, the "Seller Account
Collateral"):

                  (i) the Lockbox Accounts, the Lockboxes, and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing the Lockbox Accounts, the Lockboxes or such funds,

                  (ii) the Collection Account, the Retention Account and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account, the Retention Account or such funds,

                  (iii) all Investments from time to time of amounts in the Collection Account and the Retention Account, and all certificates, instruments and investment property, if any, from time to time representing or evidencing such Investments,

                  (iv) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by any Purchaser or any assignee or agent on behalf of any Purchaser in substitution for or in addition to any of the then existing Seller Account Collateral, and

                  (v) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed with respect to or in exchange for any and all of the then existing Seller Account Collateral;

         (d) all other property that may from time to time hereafter be granted and pledged by the Seller or by any Person on its behalf under this Agreement, including any deposit with any Purchaser or the Administrative Agent of additional funds by the Seller; and

         (e) to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and profits of, each of the foregoing Seller Collateral (including proceeds that constitute property of the types described in Sections 8.1(a) through (d).

         SECTION 8.2 SELLER'S CERTIFICATION.

         The Seller hereby certifies that (a) the benefits of the representations, warranties and covenants made by Holding to the Seller under the Sale Agreement have been assigned by the Seller to the Administrative Agent on behalf of the Purchasers hereunder; (b) the rights of the Seller to require a capital contribution from Holding or to require payment of a Rejected Amount from Holding under the Sale Agreement may be enforced by the Purchasers and the Administrative Agent; and (c) the Sale Agreement provides that the representations, warranties and covenants described in Sections 4.1, 4.2 and 4.3 thereof, the indemnification and payment provisions of Article V thereof and the provisions of Sections 4.3(j), 8.3 and 8.14 thereof shall survive the sale of the Transferred Receivables (and undivided percentage ownership interests therein) and the termination of the Sale Agreement and this Agreement. The Seller hereby acknowledges that the Conduit Purchaser has assigned to the Collateral Agent under the Collateral Agent Agreement the benefits of the representations, warranties and covenants certified this in Section 8.2 to have been assigned to the Conduit Purchaser.

         SECTION 8.3 CONSENT TO ASSIGNMENT.

         Each of the Seller and the Servicer acknowledges and consents to the grant by the Conduit Purchaser to the Collateral Agent pursuant to the Collateral Agent Agreement of a Lien upon all of the Conduit Purchaser's rights, title and interest in, to and under the Seller Collateral and acknowledges the rights of the Collateral Agent thereunder and the covenants made by the

Conduit Purchaser in favor of the Collateral Agent set forth therein, and further acknowledges and consents that, upon the occurrence and during the continuance of an Incipient Termination Event or a Termination Event prior to a Committed Purchaser Funding Event, the Collateral Agent shall be entitled to enforce the provisions of the Seller Assigned Agreements and shall be entitled to all the rights and remedies of the Conduit Purchaser thereunder. In addition, each of the Seller and the Servicer hereby authorizes the Collateral Agent to rely on the representations and warranties made by it in the Seller Assigned Agreements to which it is a party and in any other certificates or documents furnished by it to any party in connection therewith.

         SECTION 8.4 DELIVERY OF COLLATERAL.

         All certificates or instruments representing or evidencing the Seller Collateral shall be delivered to and held by or on behalf of the Administrative Agent and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right (a) at any time to exchange certificates or instruments representing or evidencing Seller Collateral for certificates or instruments of smaller or larger denominations and (b) at any time in its discretion following the occurrence and during the continuation of a Termination Event and without notice to the Seller, to transfer to or to register in the name of the Administrative Agent or its nominee any or all of the Seller Collateral.

         SECTION 8.5 SELLER REMAINS LIABLE.

         It is expressly agreed by the Seller that, anything herein to the contrary notwithstanding, the Seller shall remain liable under any and all of the Transferred Receivables, the Contracts therefor, the Seller Assigned Agreements and any other agreements constituting the Seller Collateral to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Purchasers, the Administrative Agent, the Collateral Agent and the other Conduit Purchaser Secured Parties shall not have any obligation or liability under any such Transferred Receivables, Contracts or agreements by reason of or arising out of this Agreement or the Collateral Agent Agreement or the granting herein or therein of a Lien thereon or the receipt by the Administrative Agent, Purchasers, the Collateral Agent or any Purchaser Secured Party of any payment relating thereto pursuant hereto or thereto. The exercise by any Purchaser or the Administrative Agent of any of its respective rights under this Agreement shall not release the Originator, Holding, the Seller or the Servicer from any of their respective duties or obligations under any such Transferred Receivables, Contracts or agreements. None of the Purchasers, the Administrative Agent, the Collateral Agent or any of the Conduit Purchaser Secured Parties shall be required or obligated in any manner to perform or fulfill any of the obligations of the Originator, Holding, the Seller or the Servicer under or pursuant to any such Receivable, Contract or agreement, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Receivable, Contract or agreement, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.



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

         SECTION 8.6 COVENANTS OF THE SELLER AND THE SERVICER REGARDING THE SELLER COLLATERAL.

         (a) Offices and Records. The Seller shall maintain its jurisdiction of formation, principal place of business and chief executive office and the office at which it stores its Records at the respective locations specified in Schedule 4.1(b) or, upon thirty (30) days' prior written notice to the Administrative Agent, at such other location in a jurisdiction where all action requested by the Administrative Agent pursuant to Section 14.15 shall have been taken with respect to the Seller Collateral. Each of the Seller and the Servicer shall, at its own cost and expense, maintain adequate and complete records of the Transferred Receivables and the Seller Collateral, including records of any and all payments received, credits granted and merchandise returned with respect thereto and all other dealings therewith. Each of the Seller and the Servicer shall mark conspicuously with a legend, in form and substance satisfactory to the Administrative Agent, including, without limitation, its books and records, and credit files pertaining to the Seller Collateral, and its file cabinets or other storage facilities where it maintains information pertaining thereto, to evidence this Agreement and the assignment and Liens granted pursuant to this
Article VIII. Upon the occurrence and during the continuance of a Termination Event, the Seller and the Servicer shall deliver and turn over such books and records to the Administrative Agent or its representatives at any time on demand of the Administrative Agent. Prior to the occurrence of a Termination Event and upon notice from the Administrative Agent, the Seller and the Servicer shall permit any representative of the Administrative Agent to inspect such books and records and shall provide photocopies thereof to the Administrative Agent as more specifically set forth in Section 8.6(b).

         (b) Access. Each of the Seller and the Servicer shall, at its own expense, during normal business hours, from time to time upon five (5) Business Days' prior notice as frequently as the Administrative Agent determines to be appropriate: (i) provide the Purchasers, the Administrative Agent and any of their respective officers, employees and agents access to its properties (including properties utilized in connection with the collection, processing or servicing of the Transferred Receivables), facilities, advisors and employees (including officers) and to the Seller Collateral, (ii) permit the Purchasers, the Administrative Agent and any of their respective officers, employees and agents to inspect, audit and make extracts from its books and records, including all Records, (iii) permit the Purchasers or the Administrative Agent and their respective officers, employees and agents to inspect, review and evaluate the Transferred Receivables and the Seller Collateral and (iv) permit the Purchasers or the Administrative Agent and their respective officers, employees and agents to discuss matters relating to the Transferred Receivables or its performance under this Agreement or the other Related Documents or its affairs, finances and accounts with any of its officers, directors, employees, representatives or agents (in each case, with those persons having knowledge of such matters) and with its independent certified public accountants. If (A) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (B) the Administrative Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems any Purchaser's rights or interests in the Transferred Receivables, the Seller Assigned Agreements or any other Seller Collateral insecure, then each of the Seller and the Servicer shall, at its own expense, provide such access at all times and without advance notice and provide the Purchasers or the Administrative Agent with access to its customers upon notice by the Administrative Agent to the Seller and the Servicer. Each of the Seller and the Servicer shall make available to the Administrative Agent and its counsel, as quickly as is possible under the circumstances, originals or copies of all books and records, including Records, that the Administrative Agent may request. Each of the Seller and the Servicer shall deliver any document or instrument necessary for the Administrative Agent, as the Administrative Agent may from time to time request, to obtain records from any service bureau or other Person that maintains records for the Seller or the Servicer, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by the Seller or the Servicer.

         (c) Communication with Accountants. Each of the Seller and the Servicer authorizes the Purchasers and the Administrative Agent to communicate directly with its independent certified public accountants and authorizes and shall instruct those accountants and advisors to disclose and make available to the Purchasers and the Administrative Agent any and all financial statements and other supporting financial documents, schedules and information relating to the Seller or the Servicer (including copies of any issued management letters) with respect to its business, financial condition and other affairs; provided, that the Administrative Agent shall provide the Servicer with notice and a general description of its intended communication with the independent certified public accountants.

         (d) Collection of Transferred Receivables. Except as otherwise provided in this Section 8.6(d), the Servicer shall continue to collect or cause to be collected, at its sole cost and expense, all amounts due or to become due to the Seller under the Transferred Receivables, the Seller Assigned Agreements and any other Seller Collateral. In connection therewith, the Seller and the Servicer shall take such action as it, and from and after the occurrence and during the continuance of a Termination Event, the Administrative Agent, may deem necessary or desirable to enforce collection of the Transferred Receivables, the Seller Assigned Agreements and the other Seller Collateral; provided, that the Seller or the Servicer may, rather than commencing any such action or taking any other enforcement action, at its option, elect to pay to the Administrative Agent, for the account of the Applicable Purchaser (in accordance with its Purchaser Interests), the Outstanding Balance of any such Transferred Receivable; provided further, that if (i) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Administrative Agent, in good faith believes that an Incipient Termination Event or a Termination Event is imminent or deems any Purchaser's rights or interests in the Transferred Receivables, the Seller Assigned Agreements or any other Seller Collateral insecure, then the Administrative Agent may, without prior notice to the Seller or the Servicer, notify any Obligor under any Transferred Receivable or obligors under the Seller Assigned Agreements of the assignment of such Transferred Receivables or Seller Assigned Agreements, as the case may be, to the Administrative Agent on behalf of the Purchasers hereunder and direct that payments of all amounts due or to become due to the Seller thereunder be made directly to the Administrative Agent or any servicer, collection agent or lockbox or other account designated by the Administrative Agent and, upon such notification and at the sole cost and expense of the Seller and the Servicer, the Administrative Agent may enforce collection of any such Transferred Receivable or the Seller Assigned Agreements and adjust, settle or compromise the amount or payment thereof.

         (e) Performance of Seller Assigned Agreements. Each of the Seller and the Servicer shall (i) perform and observe all the terms and provisions of the Seller Assigned Agreements to be performed or observed by it, maintain the Seller Assigned Agreements in full force and effect, enforce the Seller Assigned Agreements in accordance with their terms and take all action as may from time to time be requested by the Administrative Agent in order to accomplish the foregoing, and (ii) upon the request of and as directed by the Administrative Agent, make such demands and requests to any other party to the Seller Assigned Agreements as are permitted to be made by the Seller or the Servicer thereunder.

                                   ARTICLE IX

                               TERMINATION EVENTS

         SECTION 9.1 TERMINATION EVENTS.

         If any of the following events (each, a "Termination Event") shall occur (regardless of the reason therefor):

         (a) the Seller shall (i) fail to make any payment of any Seller Secured Obligation when due and payable and the same shall remain unremedied for one (1) Business Day (or two (2) Business Days in the case of any violation of Section 6.1(a)(ii)'s requirement that proceeds of Transferred Receivables and Seller Collateral be deposited to a Lockbox Account within one (1) Business Day after receipt thereof) or more, or (ii) fail or neglect to perform, keep or observe any other provision of this Agreement or the other Related Documents (other than any provision embodied in or covered by any other clause of this Section 9.1) and the same shall remain unremedied for two (2) Business Days or more after written notice thereof shall have been given by the Administrative Agent to the Seller; or

         (b) a default or breach shall occur under any other agreement, document or instrument to which the Parent, the Originator, Holding or the Seller is a party or by which any such Person or its property is bound, and (i) such default or breach has not been waived in writing by the holder or holders of such Debt or cured to the satisfaction of the Administrative Agent and (ii) such default or breach (A) involves the failure to make any payment when due in respect of any Debt (other than the Seller Secured Obligations) of any such Person due and owing to GE Capital or any of its affiliates, or (B) permits any holder of such Debt or a trustee or agent to cause Debt or a portion thereof which, except with respect to the Seller, is in excess of a principal amount of $10,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or (C) causes Debt or a portion thereof which, except with respect to the Seller, is in excess of a principal amount of $10,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; or

         (c) a case or proceeding shall have been commenced against the Seller or any member of the Parent Group seeking a decree or order in respect of any such Person (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, or
(iii) ordering the winding-up or liquidation of the affairs of any such Person;
or

         (d) the Seller or any member of the Parent Group shall (i) file a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent or fail to object in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, (iii) make an assignment for the benefit of creditors, or (iv) take any corporate or limited partnership action, as applicable, in furtherance of any of the foregoing; or

         (e) (i) the Originator, Holding, the Seller or the Servicer generally does not pay its debts as such debts become due or admits in writing its inability to, or is generally unable to, pay its Debts as such Debts become due or (ii) the fair market value of any member of the Parent Group's liabilities exceeds the fair market value of its assets; or

         (f) a judgment or order for the payment of money in excess of $10,000,000 (or in excess of $20,000,000 with respect to any judgment or order for the payment of money resulting from the matter disclosed as item 8 on
Schedule 4.1(d) to the Contribution Agreement) individually or in the aggregate at any time outstanding shall be rendered against any member of the Parent Group and the same shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged prior to the expiration of any such stay; or

         (g) a judgment or order for the payment of money shall be rendered against the Seller or Holding; or

         (h) (i) any information contained in any Investment Base Certificate is untrue or incorrect in any respect, or (ii) any representation or warranty of the Originator, the Parent, Holding or the Seller herein or in any other Related Document or in any written statement, report, financial statement or certificate (other than an Investment Base Certificate) made or delivered by or on behalf of the Originator, the Parent, Holding or the Seller to any Affected Party hereto or thereto is untrue or incorrect in any material respect as of the date when made or deemed made; or

         (i) any Governmental Authority (including the IRS or the PBGC) shall file notice of a Lien with regard to any assets of the Originator, Holding or the Seller (other than a Lien (i) limited by its terms to assets other than Transferred Receivables and (ii) not materially adversely affecting the financial condition of the Originator or the ability of the Originator to perform as Servicer hereunder); or

         (j) any Governmental Authority (including the IRS or the PBGC) shall file notice of a Lien with regard to any of the assets of the Seller; or

         (k) [reserved]; or

         (l) (i) a breach by the Seller, Holding or the Originator in any material respect of any of its representations or warranties herein or in any Related Document, (ii) any other violation, default or breach by the Seller, Holding or the Originator of any of its covenants or agreements herein or in any Related Document and the same shall remain unremedied for five (5) Business Days or (iii) the Sale Agreement for any reason shall cease to evidence the transfer to the Seller of the legal and equitable title to, and ownership of, the Transferred Receivables; or

         (m) except as otherwise expressly provided herein, any Lockbox Account Agreement, the Contribution Agreement or the Sale Agreement shall have been modified, amended or terminated without the prior written consent of the Purchasers and the Administrative Agent; or

         (n) a Servicer Termination Event shall have occurred and be continuing; or

         (o) (i) with respect to the Transferred Receivables, (A) prior to the Purchase of Purchaser Interests therein hereunder, the Seller shall cease to hold valid and properly perfected title to and sole record and beneficial ownership in such Transferred Receivables or (B) after the Purchase of Purchaser Interests hereunder, (1) the Administrative Agent (on behalf of the Purchasers) shall cease to hold either (a) valid and properly perfected title to and sole record and beneficial ownership in the related Transferred Receivables or (b) a first priority, perfected Lien in the related Transferred Receivables or any of the Seller Collateral; or

         (p) a Change of Control shall occur with respect to the Parent, the Originator, Holding or the Seller; or

         (q) the Seller shall amend its bylaws or its certificate or articles of incorporation without the express prior written consent of the Purchasers and the Administrative Agent; or

         (r) (i) Holding shall have received a Notice of Election pursuant to
Section 2.1(d) of the Contribution Agreement; or (ii) the Seller shall have received an Election Notice pursuant to Section 2.1(d) of the Sale Agreement; or

         (s) (i) the Default Ratio shall exceed 3.5%; (A) the Delinquency Ratio shall exceed 2.5%; (B) the Dilution Trigger Ratio shall exceed 5.0%; (C) the Receivables Collection Turnover shall exceed 22 days; (D) the Seller's Net Worth Percentage shall be less than 5.0%; or (ii) Holding's Net Worth Percentage shall be less than 15.0%; or

         (t) any material provision of any Related Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or the Parent, the Originator, Holding or the Seller shall challenge the enforceability of any Related Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Related Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); or

         (u) an "Event of Default", as such term is defined in the Senior Credit Facility, shall have occurred and shall not have been waived in writing by the Senior Credit Facility Lenders in accordance with the terms and conditions of the Senior Debt Facility or cured to the satisfaction of the Administrative Agent; or

         (v) the Parent or any PBM Subsidiary of the Parent shall become the target of, or a defendant in, any governmental suit, action, investigation or proceeding alleging material civil or criminal wrongdoing on the part of the Parent or such Subsidiary in connection with the conduct of its business, or which questions the validity, enforceability or collectibility of the Transferred Receivables, and the Administrative Agent shall determine after reasonable inquiry that there exists a reasonable possibility of an adverse determination in such suit, action, investigation or proceeding which could have a Material Adverse Effect; or

         (w) a material adverse change in the financial condition or operation of the Parent (and its Subsidiaries), the Originator, the Seller, Holding or the Servicer, from the Closing Date, or in the collectibility of receivables; or

         (x) in excess of one (1) Excluded Receivable is transferred to the Seller in any calendar quarter; or

         (y) (i) the Seller shall cease to be a direct wholly-owned subsidiary of Holding; or (ii) Holding shall cease to be an indirect wholly-owned subsidiary of the Originator; or

         (z) on or before August 15, 2005, the Senior Credit Facility shall not be either extended or replaced with a facility of similar amount and similar terms, in either case with a termination date that is later then the Final Purchase Date; or

         (aa) any Collections or any other monies related to Receivables that do not constitute Transferred Receivables shall be deposited in the Lockbox Account or the Collection Account, and such Collections or other monies are not removed from the Lockbox Account or the Collection Account, as the case may be, within one (1) Business Day after knowledge of deposit thereof;

then, and in any such event, the Administrative Agent shall, at the request of, or may, with the consent of, the Purchaser or the Administrative Agent, by notice to the Seller, declare the Facility Termination Date to have occurred without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller; provided, that the Facility Termination Date shall automatically occur (i) upon the occurrence of any of the Termination Events described in Sections 9.1(c), (d), (e) or (r) or (ii) three (3) days after the occurrence of the Termination Event described in Section 9.1(a)(i) if the same shall not have been remedied by such time, in each case without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller.

         SECTION 9.2 SERVICER TERMINATION EVENTS.

         If any of the following events (each, a "Servicer Termination Event") shall occur (regardless of the reason therefor):

         (a) the Servicer shall fail or neglect to perform, keep or observe any provision of this Agreement or the other Related Documents (whether in its capacity as the Originator or as Servicer); or

         (b) any representation or warranty of the Servicer herein or in any other Related Document or in any written statement, report, financial statement or certificate made or delivered by the Servicer to the Purchasers or the Administrative Agent hereto or thereto is untrue or incorrect in any material respect as of the date when made or deemed made; or

         (c) a default or breach shall occur under any other agreement, document or instrument to which the Originator or the Servicer is a party or by which any such Person or its property is bound, and (i) such default or breach has not been waived in writing by the holder or holders of such Debt or cured to the satisfaction of the Administrative Agent and (ii) such default or breach (A) involves the failure to make any payment when due in respect of any Debt (other than the Seller Secured Obligations) of any such Person due and owing to GE Capital or any of its affiliates, or (B) permits any holder of such Debt or a trustee or agent to cause Debt or a portion thereof which, except with respect to the Seller, is in excess of a principal amount of $10,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or (C) causes Debt or a portion thereof which, except with respect to the Seller, is in excess of a principal amount of $10,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; or

         (d) a case or proceeding shall have been commenced against the Servicer seeking a decree or order in respect of any such Person (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, or (iii) ordering the winding-up or liquidation of the affairs of any such Person; or

         (e) the Servicer shall (i) file a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent or fail to object in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, (iii) make an assignment for the benefit of creditors, or (iv) take any corporate action in furtherance of any of the foregoing; or

         (f) (i) the Servicer generally does not pay its debts as such debts become due or admits in writing its inability to, or is generally unable to, pay its Debts as such Debts become due or (ii) the fair market value of the Servicer's liabilities exceeds the fair market value of its assets; or

         (g) a final judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate at any time outstanding shall be rendered against the Servicer and the same shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged prior to the expiration of any such stay; or

         (h) (i) any information contained in any Investment Base Certificate is untrue or incorrect in any respect, or (ii) any representation or warranty of the Servicer herein or in any other Related Document or in any written statement, report, financial statement or certificate (other than an Investment Base Certificate) made or delivered by the Servicer to any Affected Party hereto or thereto is untrue or incorrect in any material respect as of the date when made or deemed made; or

         (i) the Administrative Agent shall have determined that any event or condition that materially adversely affects the ability of the Servicer to collect the Receivables or to otherwise perform hereunder has occurred; or

         (j) a Termination Event shall have occurred and be continuing or this Agreement shall have been terminated; or

         (k) a deterioration has taken place in the quality of servicing of Transferred Receivables or other Receivables serviced by the Servicer that the Administrative Agent, in its sole discretion, determines to be material, and such material deterioration has not been eliminated within forty five (45) days after written notice thereof shall have been given by the Administrative Agent to the Servicer; or

         (l) the Originator shall, or the Servicer shall, assign or purport to assign any of their respective obligations hereunder or under any Related Document without the prior written consent of the Administrative Agent; or

         (m) a default or breach of any of the covenants set forth in Section 5.04(a) of the Senior Credit Facility (as in effect on the Closing Date) shall have occurred; or

         (n) a Change of Control shall occur with respect to the Servicer; or

         (o) the Servicer shall become insolvent; or

         (p) the Seller's board of directors shall have determined that it is in the best interests of the Seller to terminate the duties of the Servicer hereunder and shall have given the Servicer, the Purchasers and the Administrative Agent at least forty-five (45) days' written notice thereof;

then, and in any such event, the Administrative Agent shall, at the request of, or may, with the consent of, the Purchasers or the Administrative Agent, by delivery of a Servicer Termination Notice to the Seller and the Servicer, terminate some or all of the servicing responsibilities of the Servicer hereunder, without demand, protest or further notice of any kind, all of which are hereby waived by the Servicer. Upon the delivery of any such notice, all authority and power of the Servicer under this Agreement and the Related Documents shall pass to and be vested in the Successor Servicer acting pursuant to Section 11.2; provided, that notwithstanding anything to the contrary herein, the Servicer agrees to continue to follow the procedures set forth in Section
7.2 with respect to Collections on the Transferred Receivables until a Successor Servicer has assumed the responsibilities and obligations of the Servicer in accordance with Section 11.2.

                                    ARTICLE X

                                    REMEDIES

         SECTION 10.1 ACTIONS UPON TERMINATION EVENT.

         If any Termination Event shall have occurred and be continuing and the Administrative Agent shall have declared the Facility Termination Date to have occurred or the Facility Termination Date shall be deemed to have occurred pursuant to Section 9.1, then the Administrative Agent may exercise in respect of the Seller Collateral, in addition to any and all other rights and remedies granted to it hereunder, under any other Related Document or under any other instrument or agreement securing, evidencing or relating to the Seller Secured Obligations or otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, may take the following actions:

         (a) The Administrative Agent may, without notice to the Seller except as required by law and at any time or from time to time, charge, offset or otherwise apply amounts payable to the Seller from the Collection Account, any Lockbox Account, the Retention Account or any part of such accounts in accordance with the priorities set forth in Sections 6.5 and 6.7 against all or any part of the Seller Secured Obligations.

         (b) The Administrative Agent may, without notice except as specified below, solicit and accept bids for and sell the Seller Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or any of the Purchasers', or Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent shall have the right to conduct such sales on the Seller's premises or elsewhere and shall have the right to use any of the Seller's premises without charge for such sales at such time or times as the Administrative Agent deems necessary or advisable. The Seller agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days' notice to the Seller of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Seller Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Seller in and to the Seller Collateral so sold, and shall be a perpetual bar, both at law and in equity, against the Originator, Holding, the Seller, any Person claiming the Seller Collateral sold through the Originator, Holding or the Seller, and their respective successors or assigns. The Administrative Agent shall deposit the net proceeds of any such sale in the Collection Account and such proceeds shall be disbursed in accordance with Section 6.5.

         (c) Upon the completion of any sale under Section 10.1(b), the Seller or the Servicer shall deliver or cause to be delivered to the purchaser or purchasers at such sale on the date thereof, or within a reasonable time thereafter if it shall be impracticable to make immediate delivery, all of the Seller Collateral sold on such date, but in any event full title and right of possession to such property shall vest in such purchaser or purchasers upon the completion of such sale. Nevertheless, if so requested by the Administrative Agent or by any such purchaser, the Seller shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.

         (d) At any sale under Section 10.1(b), the Purchasers, the Administrative Agent or any other Purchaser Secured Party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.

         (e) The Administrative Agent may exercise, at the sole cost and expense of the Seller, any and all rights and remedies of the Seller under or in connection with the Seller Assigned Agreements or the other Seller Collateral, including any and all rights of the Seller to demand or otherwise require payment of any amount under, or performance of any provisions of, the Seller Assigned Agreements.

         SECTION 10.2 EXERCISE OF REMEDIES.

         No failure or delay on the part of the Administrative Agent in exercising any right, power or privilege under this Agreement and no course of dealing between the Originator, Holding, the Seller or the Servicer, on the one hand, and the Administrative Agent, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies under this Agreement are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies that the Administrative Agent would otherwise have at law or in equity. No notice to or demand on any party hereto shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the party providing such notice or making such demand to any other or further action in any circumstances without notice or demand.

         SECTION 10.3 POWER OF ATTORNEY.

         On the Closing Date, each of the Seller and the Servicer shall execute and deliver a power of attorney substantially in the form attached hereto as
Exhibit 10.3 (each, a "Power of Attorney"). The power of attorney granted pursuant to each Power of Attorney is a power coupled with an interest and shall be irrevocable until all of the Seller Secured Obligations are indefeasibly paid or otherwise satisfied in full. The powers conferred on the Administrative Agent under each Power of Attorney are solely to protect the Purchaser's Liens upon and interests in the Seller Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall not be accountable for any amount other than amounts that it actually receives as a result of the exercise of such powers and none of the Administrative Agent's officers, directors, employees, agents or representatives shall be responsible to the Seller or the Servicer for any act or failure to act, except in respect of damages attributable solely to their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         SECTION 10.4 CONTINUING SECURITY INTEREST.

         This Agreement shall create a continuing Lien in the Seller Collateral until the conditions to the release of the Liens of the Purchaser and the Administrative Agent thereon set forth in Section 6.7(b) have been satisfied.

                                   ARTICLE XI

                          SUCCESSOR SERVICER PROVISIONS

         SECTION 11.1 SERVICER NOT TO RESIGN.

         The Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that (a) the performance of its duties hereunder has become impermissible



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under applicable law or regulation and (b) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder become permissible under applicable law. Any such determination shall (i) with respect to clause (a) above, be evidenced by an opinion of counsel to such effect and
(ii) with respect to clause (b) above, be evidenced by an Officer's Certificate to such effect, in each case delivered to the Purchaser and the Administrative Agent. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 11.2.

         SECTION 11.2 APPOINTMENT OF THE SUCCESSOR SERVICER.

         In connection with the termination of the Servicer's responsibilities or the resignation by the Servicer under this Agreement pursuant to Sections 9.2 or 11.1, the Administrative Agent shall (a) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations as Servicer (but not in any other capacity, including specifically not the obligations of the Servicer set forth in Section 12.2) under this Agreement (and except that the Administrative Agent makes no representations and warranties pursuant to Section 4.2) and (b) may at any time appoint a successor servicer to the Servicer that shall be acceptable to the Administrative Agent and shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement (the Administrative Agent, in such capacity, or such successor servicer being referred to as the "Successor Servicer"); provided, that the Successor Servicer shall have no responsibility for any actions of the Servicer prior to the date of its appointment or assumption of duties as Successor Servicer. In selecting a Successor Servicer, the Administrative Agent may obtain bids from any potential Successor Servicer and may agree to any bid it deems appropriate. The Successor Servicer shall accept its appointment by executing, acknowledging and delivering to the Administrative Agent an instrument in form and substance acceptable to the Administrative Agent.

         SECTION 11.3 DUTIES OF THE SERVICER.

         The Servicer covenants and agrees that, following the appointment of, or assumption of duties by, a Successor Servicer, the Servicer shall terminate its activities as Servicer hereunder in a manner that facilitates the transfer of servicing duties to the Successor Servicer and is otherwise acceptable to each Purchaser and the Administrative Agent and, without limiting the generality of the foregoing, shall timely deliver (a) any funds to the Administrative Agent that were required to be remitted to the Administrative Agent for deposit in the Collection Account and (b) all Servicing Records and other information with respect to the Transferred Receivables to the Successor Servicer at a place selected by the Successor Servicer. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may be required to vest and confirm in the Successor Servicer all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

         SECTION 11.4 EFFECT OF TERMINATION OR RESIGNATION.

         Any termination of or resignation by the Servicer hereunder shall not affect any claims that the Seller, the Purchasers, or the Administrative Agent may have against the Servicer for events or actions taken or not taken by the Servicer arising prior to any such termination or resignation.



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                                   ARTICLE XII

                                 INDEMNIFICATION

         SECTION 12.1 INDEMNITIES BY THE SELLER.

         (a) Without limiting any other rights that the Conduit Purchaser, the Committed Purchaser, the Administrative Agent, the Collateral Agent, the Liquidity Agent, any Liquidity Lender, the Letter of Credit Agent or any Letter of Credit Provider or any of their respective officers, directors, employees, attorneys, agents or representatives (each, an "Indemnified Person") may have hereunder or under applicable law, the Seller hereby agrees to indemnify and hold harmless each Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document or any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents; provided, that the Seller shall not be liable for any indemnification to a Indemnified Person to the extent that any such Indemnified Amount (i) results from (A) with respect to any Indemnified Person other than the Conduit Purchaser, such Indemnified Person's gross negligence or (B) with respect to any Indemnified Person, such Indemnified Person's willful misconduct, in each case as finally determined by a court of competent jurisdiction or (ii) constitutes recourse for uncollectible or uncollected Transferred Receivables. Without limiting the generality of the foregoing, the Seller shall pay on demand to each Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                           (A) reliance on any representation or warranty made
                  or deemed made by the Seller (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Seller pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                           (B) the failure by the Seller to comply with any
                  term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or the Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation; or

                           (C) (1) the failure to vest and maintain vested in
                  the Seller or the Purchaser valid and properly perfected title to and sole record and beneficial ownership of the Receivables that constitute Transferred Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim, (2) the failure to maintain or transfer to the Purchaser a first, priority, perfected Lien in the Seller Collateral and (3) the failure to maintain or transfer to the Administrative Agent a first priority, perfected Lien therein;



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                           (D) any dispute, claim, offset or defense of any
                  Obligor (other than its discharge in bankruptcy to the payment of any Transferred Receivable that is the subject of a Purchase hereunder (including a defense based on such Transferred Receivable or the Contract therefor not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services giving rise to such Transferred Receivable or the furnishing of or failure to furnish such merchandise or services or relating to collection activities with respect to such Transferred Receivable (if such collection activities were performed by any of its Affiliates acting as Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of any Indemnified Person;

                           (E) any products liability claim or other claim
                  arising out of or in connection with merchandise, insurance or services that is the subject of any Contract with respect to any Transferred Receivable;

                           (F) the commingling of Collections with respect to
                  Transferred Receivables by the Seller at any time with its other funds or the funds of any other Person or the commingling of the Transferred Receivables with its other assets or the assets of any other Person;

                           (G) any failure by the Seller to cause the filing of,
                  or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Transferred Receivable that is the subject of a Purchase hereunder, whether at the time of any such Purchase or at any subsequent time; or

                           (H) any failure of a Lockbox Account Bank to comply
                  with the terms of the applicable Lockbox Account Agreement.

                           (I) any Indemnified Amounts subject to the
                  indemnification provisions of this Section 12.1 not paid in accordance with Article VI shall be paid by the Seller to the Indemnified Person entitled thereto within five (5) Business Days following demand therefor.

         SECTION 12.2 INDEMNITIES BY THE SERVICER.

         (a) Without limiting any other rights that an Indemnified Person may have hereunder or under applicable law, the Servicer hereby agrees to indemnify and hold harmless each Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Indemnified Person in connection with or arising out of any breach by the Servicer of its obligations hereunder or under any other Related Document; provided, that the Servicer shall not be liable for any indemnification to an Indemnified Person to the extent that any such Indemnified Amount (i) results solely from (A) with respect to any Indemnified Person other than the Conduit Purchaser, such Indemnified Person's gross negligence or (B) with respect to any Indemnified Person, such Indemnified Person's willful misconduct, in each case as finally determined by a court of competent jurisdiction, or (ii)



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constitutes recourse for uncollectible or uncollected Transferred Receivables.
Without limiting the generality of the foregoing, the Servicer shall pay on demand to each Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                           (A) reliance on any representation or warranty made
                  or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Servicer pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                           (B) the failure by the Servicer to comply with any
                  term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or the Contract therefor, or the nonconformity of any Transferred Receivable or the Contract therefor with any such applicable law, rule or regulation;

                           (C) the imposition of any Adverse Claim with respect
                  to any Transferred Receivable or the Seller Collateral as a result of any action taken by the Servicer; or

                           (D) the commingling of Collections with respect to
                  Transferred Receivables by the Servicer at any time with its other funds or the funds of any other Person.

         (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.2 not paid in accordance with Article VI shall be paid by the Servicer to the Indemnified Person entitled thereto within five (5) Business Days following demand therefor.

         SECTION 12.3 LIMITATION OF DAMAGES; INDEMNIFIED PERSONS.

         NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                                  ARTICLE XIII

                              ADMINISTRATIVE AGENT

         SECTION 13.1 AUTHORIZATION AND ACTION.

         (a) The Administrative Agent may take such action and carry out such functions under this Agreement as are authorized to be performed by it pursuant to the terms of this Agreement, any other Related Document or otherwise contemplated hereby or thereby or are



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

reasonably incidental thereto; provided, that the duties of the Administrative Agent hereunder shall be determined solely by the express provisions of this Agreement, and, other than the duties set forth in Section 13.2, any permissive right of the Administrative Agent hereunder shall not be construed as a duty.

         SECTION 13.2 RELIANCE.

         None of the Administrative Agent, any of its Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the other Related Documents, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limiting the generality of the foregoing, and notwithstanding any term or provision hereof to the contrary, the Seller, the Servicer, the Conduit Purchaser and the Committed Purchaser hereby acknowledge and agree that the Administrative Agent (a) acts as agent hereunder for the Conduit Purchaser and the Committed Purchaser and has no duties or obligations to, shall incur no liabilities or obligations to, and does not act as an agent in any capacity for, the Seller (other than, with respect to the Administrative Agent, under the Power of Attorney with respect to remedial actions) or the Originator, (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts, (c) makes no representation or warranty hereunder to any Affected Party and shall not be responsible to any such Person for any statements, representations or warranties made in or in connection with this Agreement or the other Related Documents, (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, or the other Related Documents on the part of the Seller, the Servicer, the Conduit Purchaser or the Committed Purchaser or to inspect the property (including the books and records) of the Seller, the Servicer, the Conduit Purchaser or the Committed Purchaser, (e) shall not be responsible to the Seller, the Servicer or any Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Related Documents or any other instrument or document furnished pursuant hereto or thereto, (f) shall incur no liability under or in respect of this Agreement or the other Related Documents by acting upon any notice, consent, certificate or other instrument or writing believed by it to be genuine and signed, sent or communicated by the proper party or parties and (g) shall not be bound to make any investigation into the facts or matters stated in any notice or other communication hereunder and may rely on the accuracy of such facts or matters. Notwithstanding the foregoing, the Administrative Agent acknowledges that it has a duty to transfer funds between and among the Accounts and the Collection Account, and make investments of funds on deposit in the Retention Account, in accordance with Article VI and the instructions of the Servicer.

         SECTION 13.3 GE CAPITAL AND AFFILIATES.

         GE Capital and its Affiliates may generally engage in any kind of business with any Obligor, the Originator, Holding, the Seller, the Servicer, the Conduit Purchaser or the Committed Purchaser, any of their respective Affiliates and any Person who may do business with or own securities of such Persons or any of their respective Affiliates, all as if GE Capital



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

were not the Administrative Agent and without the duty to account therefor to any Obligor, the Originator, the Seller, the Servicer, any Purchaser or any other Person.

                                   ARTICLE XIV

                                  MISCELLANEOUS

         SECTION 14.1 NOTICES.

         Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by facsimile (with such facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 14.1), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth under its name on the signature page hereof or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than the Conduit Purchaser, the Committed Purchaser and the Administrative Agent) designated in any written notice provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

         SECTION 14.2 BINDING EFFECT; ASSIGNABILITY.

         (a) This Agreement shall be binding upon and inure to the benefit of the Seller, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrative Agent and their respective successors and permitted assigns. Neither the Seller nor the Servicer may assign, transfer, hypothecate or otherwise convey any of their respective rights or obligations hereunder or interests herein without the express prior written consent of the Conduit Purchaser, the Committed Purchaser and the Administrative Agent and unless the Rating Agency Condition shall have been satisfied with respect to any such assignment. Any such purported assignment, transfer, hypothecation or other conveyance by the Seller or the Servicer without the prior express written consent of the Conduit Purchaser, the Committed Purchaser and the Administrative Agent shall be void.



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
         (b) The Conduit Purchaser, the Committed Purchaser or the Administrative Agent may, at any time, assign any of its rights and obligations hereunder or interests herein to any Person which has a short-term debt rating of at least A-1 by S&P and P-1 by Moody's, and any such assignee may further assign at any time its rights and obligations hereunder or interests herein (including any rights it may have in and to the Purchaser Interests and the Seller Collateral and any rights it may have to exercise remedies hereunder) to any Person which has a short-term debt rating of at least A-1 by S&P and P-1 by Moody's, in each case without the consent of the Originator, Holding, the Seller or the Servicer; provided, however, at any time after the occurrence of a Termination Event, any such party may assign any portion or all of its rights hereunder to any Person. The Seller acknowledges and agrees that, upon any such assignment, the assignee thereof may enforce directly, without joinder of any Purchaser, all of the obligations of the Seller hereunder.

         (c) The Seller hereby acknowledges that in accordance with the provisions of the LAPA, on the day of the Committed Purchaser Funding Event, (A) the Committed Purchaser may purchase from the Conduit Purchaser all or any part of the Purchaser Interests sold by the Seller hereunder on each Purchase Date prior to the Committed Purchaser Funding Event, and (B) the Conduit Purchaser may assign all or any part of its rights and interest in the Seller Collateral to the Committed Purchaser.

         SECTION 14.3 TERMINATION; SURVIVAL OF SELLER SECURED OBLIGATIONS UPON FACILITY TERMINATION DATE.

         (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

         (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by any Affected Party under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Seller or the rights of any Affected Party relating to any unpaid portion of the Seller Secured Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Seller or the Servicer, and all rights of any Affected Party hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the rights and remedies provided for herein with respect to any breach of any representation or warranty made by the Seller or the Servicer pursuant to Article IV, the indemnification and payment provisions of Article XII and Sections 14.4, 14.5 and 14.6 shall be continuing and shall survive the Termination Date.



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
         SECTION 14.4 COSTS, EXPENSES AND TAXES.

         (a) The Seller shall reimburse each Purchaser and the Administrative Agent (collectively) for all out-of-pocket expenses incurred in connection with the negotiation and preparation of this Agreement and the other Related Documents (including the reasonable fees and expenses of all of its special counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith). The Seller shall reimburse the Conduit Purchaser, the Committed Purchaser and the Administrative Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors (including environmental and management consultants and appraisers) for advice, assistance, or other representation in connection with:

                  (i) the forwarding to the Seller or any other Person on behalf of the Seller by any Purchaser of any payments for Purchases made by it hereunder;

                  (ii) any amendment, modification or waiver of, consent with respect to, or termination of this Agreement or any of the other Related Documents or advice in connection with the administration thereof or their respective rights hereunder or thereunder;

                  (iii) any Litigation, contest or dispute (whether instituted by the Seller, the Conduit Purchaser, the Committed Purchaser, the Administrative Agent or any other Person as a party, witness, or otherwise) in any way relating to the Seller Collateral, any of the Related Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any Litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against the Seller or any other Person that may be obligated to the Purchaser or the Administrative Agent by virtue of the Related Documents, including any such Litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events;

                  (iv) any attempt to enforce any remedies of the Conduit Purchaser, the Committed Purchaser or the Administrative Agent against the Seller or any other Person that may be obligated to them by virtue of any of the Related Documents, including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events;

                  (v) any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events; and

                  (vi) efforts to (A) monitor the Purchases or any of the Seller Secured Obligations, (B) evaluate, observe, audit or assess (1) the Originator, Holding, the Seller or the Servicer or their respective affairs or (2) compliance with the terms of any of the Related Documents, and (C) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Seller Collateral;



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

including all attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this Section 14.4, all of which shall be payable, on demand, by the Seller to the Conduit Purchaser, the Committed Purchaser or the Administrative Agent, as applicable. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or facsimile charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

         (b) In addition, the Seller shall pay on demand any and all stamp, sales, excise and other taxes (excluding income taxes) and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement or any other Related Document, and the Seller agrees to indemnify and save each Indemnified Person harmless from and against any and all liabilities with respect to or resulting from any delay or failure to pay such taxes and fees.

         SECTION 14.5 CONFIDENTIALITY.

         (a) Except to the extent otherwise required by applicable law, as required to be filed publicly with the Securities and Exchange Commission, or unless the Administrative Agent shall otherwise consent in writing, the Seller and the Servicer each agrees to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Affected Party or any Indemnified Person and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or an Indemnified Person.

         (b) The Seller and the Servicer each agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the other Related Documents without the prior written consent of the Conduit Purchaser, the Committed Purchaser and the Administrative Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Seller or the Servicer, as applicable, shall consult with the Conduit Purchaser, the Committed Purchaser and the Administrative Agent prior to the issuance of such news release or public announcement. The Seller may, however, disclose the general terms of the transactions contemplated by this Agreement and the other Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.



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         SECTION 14.6 NO PROCEEDINGS.

         Each of the Seller and the Servicer hereby agrees that, from and after the Closing Date and until the date one year plus one day following the date on which the Commercial Paper with the latest maturity has been indefeasibly paid in full in cash, it will not, directly or indirectly, institute or cause to be instituted against the Conduit Purchaser or the Committed Purchaser any proceeding of the type referred to in Sections 9.1(c) and 9.1(d).

         SECTION 14.7 COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT.

         This Agreement and the other Related Documents constitute the complete agreement among the parties hereto with respect to the subject matter here of and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 14.8.

         SECTION 14.8 AMENDMENTS AND WAIVERS.

         No amendment, modification, termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by the Seller or the Servicer therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto or thereto and by the Collateral Agent; provided, that (a) the Administrative Agent shall notify each of the Rating Agencies concurrently with the execution of any amendment to any provision of this Agreement or any of the other Related Documents, and (b) it shall be a condition precedent to the effectiveness of any material amendment to any provision of this Agreement or any of the other Related Documents that the Rating Agency Condition shall have been satisfied in respect thereof.

         SECTION 14.9 NO WAIVER; REMEDIES.

         The failure by the Conduit Purchaser, the Committed Purchaser or the Administrative Agent, at any time or times, to require strict performance by the Seller or the Servicer of any provision of this Agreement or any Purchase Assignment shall not waive, affect or diminish any right of any Purchaser or the Administrative Agent thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Seller or the Servicer contained in this Agreement or any Purchase Assignment, and no breach or default by the Seller or the Servicer hereunder or thereunder, shall be deemed to have been suspended or waived by any Purchaser or the Administrative Agent unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of the Conduit Purchaser, the Committed Purchaser, the Collateral Agent and the Administrative Agent and directed to the Seller or the Servicer, as applicable, specifying such suspension or waiver. The rights and remedies of the Conduit Purchaser, the Committed Purchaser, the Collateral Agent and the Administrative Agent under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that the Conduit Purchaser, the Committed Purchaser, the Collateral Agent and the Administrative Agent may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Seller Collateral shall not be required.

         SECTION 14.10 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

         (a) THIS AGREEMENT AND EACH OTHER RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE ADMINISTRATIVE AGENT IN THE RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ANY PURCHASER OR THE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE SELLER COLLATERAL OR ANY OTHER SECURITY FOR THE SELLER SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE CONDUIT PURCHASER, THE COMMITTED PURCHASER OR THE ADMINISTRATIVE AGENT. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL

AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 14.11 COUNTERPARTS.

         This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page to this Agreement.

         SECTION 14.12 SEVERABILITY.

         Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 14.13 SECTION TITLES.

         The section titles and table of contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         SECTION 14.14 LIMITED RECOURSE.

         The obligations of the Conduit Purchaser and the Committed Purchaser under this Agreement and all Related Documents are solely the corporate obligations of each such Purchaser. No recourse shall be had for the payment of any amount owing in respect of Purchases or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement or any other Related Document against any Stockholder, employee, officer, director, agent or incorporator of such Purchaser. Any accrued obligations owing by the Conduit Purchaser or the Committed Purchaser under this Agreement shall be payable by such Purchaser solely to the extent that funds are available therefor from time to time in accordance with the provisions of Article VI of this Agreement, and, with respect to the Conduit Purchaser, in accordance with
Article VI of the Collateral Agent Agreement (and such accrued obligations shall not be extinguished until paid in full).

         SECTION 14.15 FURTHER ASSURANCES.

         (a) Each of the Seller and the Servicer shall, at its sole cost and expense, upon request of the Conduit Purchaser, the Committed Purchaser or the Administrative Agent, promptly and duly execute and deliver any and all further instruments and documents and take such further action that may be necessary or desirable or that the Conduit Purchaser, the Committed Purchaser or the Administrative Agent may request to (i) perfect, protect, preserve, continue and maintain fully the Purchases made and the right, title and interests (including Liens) granted to such Purchaser under this Agreement, (ii) enable the Conduit Purchaser, the Committed Purchaser or the Administrative Agent to exercise and enforce its rights under this Agreement or any of the other Related Documents or
(iii) otherwise carry out more effectively the provisions and purposes of this Agreement or any other Related Document. Without limiting the generality of the foregoing, the Seller shall, upon request of the Conduit Purchaser and the Committed Purchaser or the Administrative Agent, (A) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices that may be necessary or desirable or that the Purchasers or the Administrative Agent may request to perfect, protect and preserve the Purchases made and the Liens granted pursuant to this Agreement, free and clear of all Adverse Claims, (B) mark, or cause the Servicer to mark, each Contract evidencing each Transferred Receivable with a legend, acceptable to each Purchaser and the Administrative Agent evidencing that the Conduit Purchaser or the Committed Purchaser, as applicable, has purchased an undivided percentage ownership interest in all right and title thereto and interest therein as provided herein, (C) mark, or cause the Servicer to mark, its master data processing records evidencing such Transferred Receivables with such a legend and (D) notify or cause the Servicer to notify Obligors of the sale of undivided percentage ownership interests in the Transferred Receivables effected hereunder.

         (b) Without limiting the generality of the foregoing, the Seller hereby authorizes the Conduit Purchaser, the Committed Purchaser and the Administrative Agent, and each of the Conduit Purchaser and the Committed Purchaser hereby authorizes the Administrative Agent, to file one or more financing or continuation statements, or amendments thereto or assignments thereof, relating to all or any part of the Transferred Receivables, including Collections with respect thereto, or the Seller Collateral without the signature of the Seller or, as applicable, the Conduit Purchaser or the Committed Purchaser, as applicable, to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Transferred Receivables, the Seller Collateral or any part thereof shall be sufficient as a notice or financing statement where permitted by law.





                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have caused this Receivables Purchase and Servicing Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                ADVANCED FUNDING CORPORATION, as the Seller

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title
                                     --------------------------------------

                                Address:


                                -------------------------------------------

                                -------------------------------------------

                                -------------------------------------------
                                Attention:
                                          ---------------------------------
                                Telephone:
                                          ---------------------------------
                                Facsimile:
                                          ---------------------------------


                                ADVP MANAGEMENT L.P., as the Servicer

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title
                                     --------------------------------------

                                Address:


                                -------------------------------------------

                                -------------------------------------------

                                -------------------------------------------
                                Attention:
                                          ---------------------------------
                                Telephone:
                                          ---------------------------------
                                Facsimile:
                                          ---------------------------------

                                REDWOOD RECEIVABLES CORPORATION, as the Conduit Purchaser

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                      Assistant Secretary:  Brian Schwinn

                                Address:
                                c/o General Electric Capital Corporation
                                3001 Summer Street, 2nd Floor
                                Stamford, Connecticut 06927
                                Telephone: (203) 602-9330
                                Facsimile: (203) 961-2953


                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as Committed Purchaser

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                      Duly Authorized Signatory:  Craig Winslow

                                Address:
                                201 High Ridge Road
                                Stamford, Connecticut 06927
                                Attention: Vice President - Portfolio/Advance Funding Corporation
                                Telephone: (203) 316-7607
                                Facsimile: (203) 316-7821

                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as Administrative Agent

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                         Duly Authorized Signatory

                                Address:
                                201 High Ridge Road
                                Stamford, Connecticut 06927
                                Attention: Vice President - Portfolio/Advance Funding Corporation
                                Telephone: (203) 316-7607
                                Facsimile: (203) 316-7821

ACKNOWLEDGED AND AGREED:

                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as Collateral Agent

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                         Duly Authorized Signatory

                                Address:
                                201 High Ridge Road
                                Stamford, Connecticut 06927
                                Attention: Vice President
                                Telephone: (203) 316-7607
                                Facsimile: (203) 316-7821

                      Exhibit 2.2(a) to Purchase Agreement

                       FORM OF COMMITMENT REDUCTION NOTICE

                                  [INSERT DATE]

Redwood Receivables Corporation
c/o General Electric Capital Corporation
3001 Summer Street
Stamford, Connecticut 06927
Attention: Redwood Administrator

General Electric Capital Corporation,
as Administrative Agent
c/o General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut 06927
Attention: Vice President - Portfolio/Advance Funding Corporation

         Re: Receivables Purchase and Servicing Agreement dated as of December 10, 2001


Ladies and Gentlemen:

This notice is given pursuant to Section 2.2(a) of that certain Receivables Purchase and Servicing Agreement dated as of December 10, 2001 (the "Purchase Agreement"), by and among Advance Funding Corporation (the "Seller"), Redwood Receivables Corporation (the "Conduit Purchaser"), ADVP Management L.P. (the "Servicer") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

Pursuant to Section 2.2(a) of the Purchase Agreement, the Seller hereby irrevocably notifies the Purchasers and the Administrative Agent of its election to permanently reduce the Maximum Purchase Limit to [$_____], effective as of [_____ __], [___] (which is a Business Day). This reduction is the [FIRST/SECOND] reduction [FOR THE CURRENT CALENDAR YEAR] permitted by Section 2.2(a) of the Purchase Agreement. After such reduction, the Maximum Purchase Limit will not be less than the Capital Investment.

                                Very truly yours,

                                ADVANCE FUNDING CORPORATION

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                      Exhibit 2.2(b) to Purchase Agreement

                      FORM OF COMMITMENT TERMINATION NOTICE

                                  [INSERT DATE]

Redwood Receivables Corporation
c/o General Electric Capital Corporation
3001 Summer Street
Stamford, Connecticut 06927
Attention: Redwood Administrator

General Electric Capital Corporation,
as Administrative Agent
c/o General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut 06927
Attention: Vice President - Portfolio/Advance Funding Corporation

         Re: Receivables Purchase and Servicing Agreement dated as of December 10, 2001

Ladies and Gentlemen:

This notice is given pursuant to Section 2.2(b) of that certain Receivables Purchase and Servicing Agreement dated as of December 10, 2001 (the "Purchase Agreement"), by and among Advance Funding Corporation (the "Seller"), Redwood Receivables Corporation (the "Conduit Purchaser"), ADVP Management L.P., (the "Servicer") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

Pursuant to Section 2.2(b) of the Purchase Agreement, the Seller hereby irrevocably notifies the Purchasers and the Administrative Agent of its election to terminate the Maximum Purchase Limit effective as of [_____ __], [___] (which is a Business Day at least 10 days after the date this notice is given). In connection therewith, the Seller shall reduce the Capital Investment to zero on or prior to such date and make all other payments required by Section 2.3(c) and pay any other fees that are due and payable pursuant to the Fee Letter at the time and in the manner specified therein.

                                Very truly yours,

                                ADVANCE FUNDING CORPORATION

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                      Exhibit 2.3(a) to Purchase Agreement

                       FORM OF INVESTMENT BASE CERTIFICATE
                                    [to come]

                      Exhibit 2.3(b) to Purchase Agreement

                            FORM OF PURCHASE REQUEST

                                  [INSERT DATE]

Redwood Receivables Corporation
c/o General Electric Capital Corporation
3001 Summer Street
Stamford, Connecticut 06927
Attention: Redwood Administrator

General Electric Capital Corporation,
as Administrative Agent
c/o General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut 06927
Attention: Vice President - Portfolio/Advance Funding Corporation

         Re: Receivables Purchase and Servicing Agreement dated as of December 10, 2001

Ladies and Gentlemen:

This notice is given pursuant to Section 2.3(b) of that certain Receivables Purchase and Servicing Agreement dated as of December 10, 2001 (the "Purchase Agreement"), by and among Advance Funding Corporation (the "Seller"), Redwood Receivables Corporation (the "Conduit Purchaser"), ADVP Management L.P., (the "Servicer") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

Pursuant to Section 2.1 of the Purchase Agreement, the Seller hereby requests that a Purchase be made from the Seller on [_____ __], [____] (which is a day at least two (2) Business Days after the date hereof), in the amount of [$_____], to be disbursed to the Seller in accordance with Section 2.4(b) of the Purchase Agreement. The Seller hereby confirms that the conditions set forth in Section
3.2 of the Purchase Agreement have been satisfied.


                                Very truly yours,

                                ADVANCE FUNDING CORPORATION

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                      Exhibit 2.3(c) to Purchase Agreement

                            FORM OF REPAYMENT NOTICE

                                  [INSERT DATE]

Redwood Receivables Corporation
c/o General Electric Capital Corporation
3001 Summer Street, 2nd Floor
Stamford, Connecticut 06927
Attention: Redwood Administrator

General Electric Capital Corporation,
as Administrative Agent
c/o General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut 06927
Attention: Vice President - Portfolio/Advance Funding Corporation

         Re: Receivables Purchase and Servicing Agreement dated as of December 10, 2001

Ladies and Gentlemen:

This notice is given pursuant to Section 2.3(c) of that certain Receivables Purchase and Servicing Agreement dated as of December10, 2001 (the "Purchase Agreement"), by and among Advance Funding Corporation (the "Seller"), Redwood Receivables Corporation (the "Conduit Purchaser"), ADVP Management L.P., (the "Servicer") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

Pursuant to Section 2.3(c) of the Purchase Agreement, the Seller hereby notifies the Purchasers and the Administrative Agent of its request to reduce the Capital Investment by [$_____] effective as of [_____ __], [___] (which is a Business
Day), from [COLLECTIONS/BORROWINGS UNDER THE CREDIT FACILITY/OTHER SOURCES]. In connection therewith, the Seller will pay to the Administrative Agent (1) all Redwood Yield accrued on the Capital Investment being reduced through but excluding the date of such reduction and (2) any and all Breakage Costs payable under Section 2.10 of the Purchase Agreement by virtue thereof.

                                Very truly yours,

                                ADVANCE FUNDING CORPORATION

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                                 Exhibit 2.4(a)

                           FORM OF PURCHASE ASSIGNMENT

THIS PURCHASE ASSIGNMENT (the "Purchase Assignment") is entered into as of December 10, 2001, by and between ADVANCE FUNDING CORPORATION ("Seller") and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent under the Purchase Agreement described below.

         1. We refer to that certain Receivables Purchase and Servicing Agreement (the "Purchase Agreement") of even date herewith among the Seller, the Servicer, the Purchasers and the Administrative Agent. All of the terms, covenants and conditions of the Purchase Agreement are hereby made a part of this Purchase Assignment and are deemed incorporated herein in full. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

         2. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller hereby sells to each Purchaser, without recourse, except as provided in Section 12.1 of the Purchase Agreement, all of the Seller's right, title and interest in, under and to all Transferred Receivables (including all Collections, Records and proceeds with respect thereto) sold from time to time by the Seller to such Purchaser under the Purchase Agreement.

         3. The Seller hereby covenants and agrees to sign, sell or execute and deliver, or cause to be signed, sold or executed and delivered, and to do or make, or cause to be done or made, upon request of each Purchaser and at the Seller's expense, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by such Purchaser for the purpose of or in connection with acquiring or more effectively vesting in such Purchaser or evidencing the vesting in such Purchaser of the property, rights, title and interests of the Seller sold hereunder or intended to be sold hereunder to such Purchaser.

         4. Wherever possible, each provision of this Purchase Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Purchase Assignment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Purchase Assignment.

         5. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY

JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS PURCHASE ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         6. THIS PURCHASE ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         IN WITNESS WHEREOF, the parties have caused this Purchase Assignment to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                ADVANCE FUNDING CORPORATION

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------



                                GENERAL ELECTRIC CAPITAL
                                CORPORATION, as Administrative Agent

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                     Exhibit 3.1(a)(i) to Purchase Agreement

                  FORM OF OFFICER'S CERTIFICATE AS TO SOLVENCY

                           ADVANCE FUNDING CORPORATION

                              Officer's Certificate


         I, [NAME OF OFFICER], the duly elected [INSERT TITLE] of Advance Funding Corporation (the "Seller"), hereby certify in connection with that certain Receivables Purchase and Servicing Agreement (the "Purchase Agreement") dated as of December 10, 2001, by and among the Seller, Redwood Receivables Corporation ("Conduit Purchaser"), ADVP Management L.P., (the "Servicer") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"), and for the benefit of the Purchasers and the Administrative Agent, as follows:

         1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

         2. Both before and after giving effect to (a) the transactions contemplated by the Purchase Agreement and the other Related Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the Seller is and will be Solvent. The Seller has no Debt to any Person other than pursuant to the transactions expressly permitted by the Purchase Agreement and the other Related Documents.

         IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ______ day of _____, 2001.

                                ADVANCE FUNDING CORPORATION

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                   Exhibit 3.1(a)(ii)(A) to Purchase Agreement

                 FORM OF OFFICER'S CLOSING CERTIFICATE OF SELLER

                           ADVANCE FUNDING CORPORATION

                              Officer's Certificate

         I, [NAME OF OFFICER], the duly elected [INSERT TITLE] of Advance Funding Corporation (the "Seller"), hereby certify in connection with that certain Receivables Purchase and Servicing Agreement (the "Purchase Agreement") dated as of December 10, 2001, by and among the Seller, Redwood Receivables Corporation ("Conduit Purchaser"), ADVP Management L.P. (the "Servicer") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"), and for the benefit of the Purchasers and the Administrative Agent, as follows:

         1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

         2. Since the date of the Seller's formation, (a) the Seller has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) no contract, lease or other agreement or instrument has been entered into by the Seller or has become binding upon the Seller's assets and no law or regulation applicable to the Seller has been adopted that has had or could reasonably be expected to have a Material Adverse Effect, and (c) the Seller is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Seller is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the Seller's formation, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         3. Each of the representations and warranties of the Seller contained in any of the Related Documents are correct on and as of the Closing Date as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Closing Date, that constitutes or would constitute an Incipient Termination Event or a Termination Event.

         4. The Seller is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

         5. Except as otherwise indicated on a schedule to a Related Document or another schedule delivered pursuant to the Schedule of Documents, or as otherwise consented to by the Purchasers and the Administrative Agent, the Seller has delivered to the Purchasers and the Administrative Agent true and correct copies of all documents required to be delivered to such

Persons pursuant to the Schedule of Documents, all such documents are complete and correct in all material respects on and as of the Closing Date, and each and every other contingency to the closing of the transactions contemplated by the Related Documents has been performed.

         6. No Adverse Claims have arisen or been granted with respect to the Seller Collateral.

         IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ______ day of _____, 2001.

                                ADVANCE FUNDING CORPORATION

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                   Exhibit 3.1(a)(ii)(B) to Purchase Agreement

              FORM OF OFFICER'S POST-CLOSING CERTIFICATE OF SELLER

                           ADVANCE FUNDING CORPORATION

                              Officer's Certificate

         I, [NAME OF OFFICER], the duly elected [INSERT TITLE] of Advance Funding Corporation (the "Seller"), hereby certify in connection with that certain Receivables Purchase and Servicing Agreement (the "Purchase Agreement") dated as of December 10, 2001 by and among the Seller, Redwood Receivables Corporation ("Conduit Purchaser"), ADVP Management L.P., (the "Servicer") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"), and for the benefit of the Purchasers and the Administrative Agent, as follows:

         1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

         2. Each of the representations and warranties of the Seller contained in any of the Related Documents are correct on and as of the date hereof as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the date hereof, that constitutes or would constitute an Incipient Termination Event or a Termination Event.

         3. The Seller is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

         4. No Adverse Claims have arisen or been granted with respect to the Seller Collateral.

         IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this __________ day of ___________, ____.

                                ADVANCED FUNDING CORPORATION

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                  Exhibit 3.1(a)(iii)(A) to Purchase Agreement

                FORM OF OFFICER'S CLOSING CERTIFICATE OF SERVICER

                              ADVP MANAGEMENT L.P.

                              Officer's Certificate


         I, [NAME OF OFFICER], the duly elected [INSERT TITLE] of ADVP Management L.P. (the "Servicer"), hereby certify in connection with that certain Receivables Purchase and Servicing Agreement (the "Purchase Agreement") dated as of December 10, 2001 by and among the Servicer, Redwood Receivables Corporation ("Conduit Purchaser"), Advance Funding Corporation (the "Seller") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"), and for the benefit of the Purchasers and the Administrative Agent, as follows:

         1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

         2. Since December 31, 2000, and the Closing Date (a) the Servicer has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) no contract, lease or other agreement or instrument has been entered into by the Servicer or has become binding upon the Servicer's assets and no law or regulation applicable to the Servicer has been adopted that has had or could reasonably be expected to have a Material Adverse Effect, and (c) the Servicer is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Servicer is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between December 31, 2000 and the Closing Date no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         3. Both before and after giving effect to (i) the transactions contemplated by the Purchase Agreement and the other Related Documents and (ii) the payment and accrual of all transaction costs in connection with the foregoing, the Servicer is and will be Solvent.

         4. Each of the representations and warranties of the Servicer contained in any of the Related Documents are correct on and as of the Closing Date as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Closing Date, that constitutes or would constitute an Incipient Servicer Termination Event or a Servicer Termination Event.

         5. The Servicer is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

         6. Except as otherwise indicated on a schedule to a Related Document or another schedule delivered pursuant to the Schedule of Documents, or as otherwise consented to by the Purchasers and the Administrative Agent, the Servicer has delivered to the Purchasers and the Administrative Agent true and correct copies of all documents required to be delivered to such Persons pursuant to the Schedule of Documents, all such documents are complete and correct in all material respects on and as of the Closing Date, and each and every other contingency to the closing of the transactions contemplated by the Related Documents has been performed.

         7. No Adverse Claims have arisen or been granted with respect to the property of the Servicer.

         IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this __________ day of _____, 2001.

                                ADVP MANAGEMENT L.P.

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                  Exhibit 3.1(a)(iii)(B) to Purchase Agreement

             FORM OF OFFICER'S POST-CLOSING CERTIFICATE OF SERVICER

                              ADVP MANAGEMENT L.P.

                              Officer's Certificate

         I, [NAME OF OFFICER], the duly elected [INSERT TITLE] of ADVP Management L.P. (the "Servicer"), hereby certify in connection with that certain Receivables Purchase and Servicing Agreement (the "Purchase Agreement") dated as of December 10, 2001 by and among the Servicer, Redwood Receivables Corporation ("Conduit Purchaser"), Advance Funding Corporation (the "Seller") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"), and for the benefit of the Purchasers and the Administrative Agent, as follows:

         1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

         2. Each of the representations and warranties of the Servicer contained in any of the Related Documents are correct on and as of the date hereof as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the date hereof, that constitutes or would constitute an Incipient Servicer Termination Event or a Servicer Termination Event.

         3. The Servicer is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

         4. No Adverse Claims have arisen or been granted with respect to the property of the Servicer.

         IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this __________ day of _____, 2001.

                                ADVP MANAGEMENT L.P.

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                    Exhibit 3.1(a)(iv) to Purchase Agreement

                             Form of Monthly Report

                           ADVANCE FUNDING CORPORATION

                                 [SEE ATTACHED]

                               Exhibit 3.1(a)(iv)
                                       to
                               Purchase Agreement


                            FORM OF MONTHLY REPORTING


Exhibit 3.01(a)(iv)-I          -   Consolidated Sales and Receivables Analysis

Exhibit 3.01(a)(iv)-II         -   Consolidated Aging

Exhibit 3.01(a)(iv)-III        -   Accounts Receivable Reconciliation

Exhibit 3.01(a)(iv)-IV         -   Overcollateralization Summary

Exhibit 3.01(a)(iv)-V          -   Trigger Calculations

Exhibit 3.01(a)(iv)-IV         -   Seller Financial Statements

Exhibit 3.01(a)(v)-V           -   Holding Financial Statements

Exhibit 3.01(a)(vi)-VI         -   Blue Cross & Blue Shield Association Breakout

Exhibit 3.01(a)(vii)-(VII)     -   Unbilled Detail

                              Exhibit 3.1(a)(v)(A)
                                       to
                               Purchase Agreement

                 FORM OF OFFICER'S CLOSING CERTIFICATE OF PARENT

                                   ADVANCEPCS

                              Officer's Certificate


         I, [NAME OF OFFICER], the duly elected [INSERT TITLE] of AdvancePCS (the "Parent"), hereby certify in connection with that certain Receivables Purchase and Servicing Agreement (the "Purchase Agreement") dated as of December 10, 2001 by and among ADVP Management L.P., as servicer (the "Servicer") Redwood Receivables Corporation ("Conduit Purchaser"), Advance Funding Corporation (the "Seller") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"), and for the benefit of the Purchasers and the Administrative Agent, as follows:

         1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

         2. Since December 31, 2000, and the Closing Date (a) the Parent has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) no contract, lease or other agreement or instrument has been entered into by the Parent or has become binding upon the Parent's assets and no law or regulation applicable to the Parent has been adopted that has had or could reasonably be expected to have a Material Adverse Effect, and (c) the Parent is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Parent is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between December 31, 2000 and the Closing Date no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         3. Both before and after giving effect to (i) the transactions contemplated by the Purchase Agreement and the other Related Documents and (ii) the payment and accrual of all transaction costs in connection with the foregoing, the Parent is and will be Solvent.

         4. Each of the representations and warranties of the Parent contained in any of the Related Documents are correct on and as of the Closing Date as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Closing Date, that constitutes or would constitute an Incipient Termination Event or a Termination Event.

         5. The Parent is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

         6. Except as otherwise indicated on a schedule to a Related Document or another schedule delivered pursuant to the Schedule of Documents, or as otherwise consented to by the Purchasers and the Administrative Agent, the Parent has delivered to the Purchasers and the Administrative Agent true and correct copies of all documents required to be delivered to such Persons pursuant to the Schedule of Documents, all such documents are complete and correct in all material respects on and as of the Closing Date, and each and every other contingency to the closing of the transactions contemplated by the Related Documents has been performed.

         7. No Adverse Claims have arisen or been granted with respect to the property of the Parent.

         IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this __________ day of _____, 2001.

                                ADVANCEPCS

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                   Exhibit 3.1(a)(v)(B) to Purchase Agreement

              FORM OF OFFICER'S POST-CLOSING CERTIFICATE OF PARENT

                                   ADVANCEPCS

                              Officer's Certificate

         I, [NAME OF OFFICER], the duly elected [INSERT TITLE] of AdvancePCS (the "Parent"), hereby certify in connection with that certain Receivables Purchase and Servicing Agreement (the "Purchase Agreement") dated as of December 10, 2001 by and among the ADVP Management L.P. (the "Servicer"), Redwood Receivables Corporation ("Conduit Purchaser"), Advance Funding Corporation (the "Seller") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"), and for the benefit of the Purchasers and the Administrative Agent, as follows:

         1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

         2. Each of the representations and warranties of the Parent contained in any of the Related Documents are correct on and as of the date hereof as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the date hereof, that constitutes or would constitute an Incipient Termination Event or a Termination Event.

         3. The Parent is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

         4. No Adverse Claims have arisen or been granted with respect to the property of the Parent.

         IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this __________ day of _____, 2001.

                                ADVANCEPCS

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                              Exhibit 3.1(a)(vi)(A)
                                       to
                               Purchase Agreement

           FORM OF OFFICER'S CLOSING CERTIFICATE OF RECEIVABLES SELLER

                       AFC RECEIVABLES HOLDING CORPORATION

                              Officer's Certificate


         I, [NAME OF OFFICER], the duly elected [INSERT TITLE] of AFC Receivables Holding Corporation (the "Receivables Seller"), hereby certify in connection with that certain Receivables Purchase and Servicing Agreement (the "Purchase Agreement") dated as of December 10, 2001 by and among ADVP Management L.P., as servicer (the "Servicer") Redwood Receivables Corporation ("Conduit Purchaser"), Advance Funding Corporation (the "Seller") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"), and for the benefit of the Purchasers and the Administrative Agent, as follows:

         1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

         2. Since December 31, 2000, and the Closing Date (a) the Receivables Seller has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) no contract, lease or other agreement or instrument has been entered into by the Receivables Seller or has become binding upon the Receivables Seller's assets and no law or regulation applicable to the Receivables Seller has been adopted that has had or could reasonably be expected to have a Material Adverse Effect, and (c) the Receivables Seller is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Receivables Seller is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between December 31, 2000 and the Closing Date no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

         3. Both before and after giving effect to (i) the transactions contemplated by the Purchase Agreement and the other Related Documents and (ii) the payment and accrual of all transaction costs in connection with the foregoing, the Receivables Seller is and will be Solvent.

         4. Each of the representations and warranties of the Receivables Seller contained in any of the Related Documents are correct on and as of the Closing Date as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Closing Date, that constitutes or would constitute an Incipient Termination Event or a Termination Event.

         5. The Receivables Seller is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

         6. Except as otherwise indicated on a schedule to a Related Document or another schedule delivered pursuant to the Schedule of Documents, or as otherwise consented to by the Purchasers and the Administrative Agent, the Receivables Seller has delivered to the Purchasers and the Administrative Agent true and correct copies of all documents required to be delivered to such Persons pursuant to the Schedule of Documents, all such documents are complete and correct in all material respects on and as of the Closing Date, and each and every other contingency to the closing of the transactions contemplated by the Related Documents has been performed.

         7. No Adverse Claims have arisen or been granted with respect to the property of the Receivables Seller.

         IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this __________ day of _____, 2001.

                                AFC RECEIVABLES HOLDING CORPORATION

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                   Exhibit 3.1(a)(vi)(B) to Purchase Agreement

        FORM OF OFFICER'S POST-CLOSING CERTIFICATE OF RECEIVABLES SELLER

                       AFC RECEIVABLES HOLDING CORPORATION

                              Officer's Certificate

         I, [NAME OF OFFICER], the duly elected [INSERT TITLE] of AFC Receivables Holding Corporation (the "Receivables Seller"), hereby certify in connection with that certain Receivables Purchase and Servicing Agreement (the "Purchase Agreement") dated as of December 10, 2001 by and among the ADVP Management L.P. (the "Servicer"), Redwood Receivables Corporation ("Conduit Purchaser"), Advance Funding Corporation (the "Seller") and General Electric Capital Corporation, as committed purchaser (in such capacity, the "Committed Purchaser") and as administrative agent for the Purchasers (in such capacity, the "Administrative Agent"), and for the benefit of the Purchasers and the Administrative Agent, as follows:

         1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

         2. Each of the representations and warranties of the Receivables Seller contained in any of the Related Documents are correct on and as of the date hereof as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the date hereof, that constitutes or would constitute an Incipient Termination Event or a Termination Event.

         3. The Receivables Seller is in material compliance with all federal, state, and local laws and regulations, including those relating to labor and environmental matters and ERISA.

         4. No Adverse Claims have arisen or been granted with respect to the property of the Receivables Seller.

         IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this __________ day of _____, 2001.

                                AFC RECEIVABLES HOLDING CORPORATION

                                By
                                  -----------------------------------------
                                Name
                                    ---------------------------------------
                                Title:
                                      -------------------------------------

                                  Exhibit 10.3

                                     Form of
                                POWER OF ATTORNEY

         This Power of Attorney is executed and delivered by [Advance Funding Corporation or ADVP Management L.P. ("XYZ"), as the [SELLER/SERVICER] under the Purchase Agreement (each as defined below), to General Electric Capital Corporation, as Administrative Agent under the Purchase Agreement (hereinafter referred to as "Attorney"), pursuant to that certain Receivables Purchase and Servicing Agreement dated as of December 10, 2001 (the "Purchase Agreement"), by and among XYZ, the other parties thereto and Attorney and the other Related Documents. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from XYZ as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and XYZ irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or cancelled by XYZ until all Seller Secured Obligations under the Related Documents have been indefeasibly paid in full and Attorney has provided its written consent thereto.

         XYZ hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in Attorney's own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby grants to Attorney the power and right, on its behalf, without notice to or assent by it, upon the occurrence and during the continuance of any Termination Event, to do the following: (a) open mail for it, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any of its property;
(b) effect any repairs to any of its assets, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against it or its property; (d) defend any suit, action or proceeding brought against it if it does not defend such suit, action or proceeding or if Attorney believes that it is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, Litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to it whenever payable and to enforce any other right in respect of its property; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any of its property, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (g) cause the certified public accountants then engaged by it to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, any and all financial statements or other reports required to be delivered by or on behalf of XYZ under the Related Documents, all as though Attorney were the absolute owner of its property for all purposes, and to do, at Attorney's option and its expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon its property or assets and the Purchaser's Liens thereon, all as fully and effectively as it might do. XYZ hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney is executed by XYZ, and XYZ has caused its seal to be affixed pursuant to the authority of its board of directors this ____ day of _____, 2001.

XYZ
ATTEST:
       -------------------------

By:                                                              (SEAL)
   -------------------------
Title:
      ----------------------

[NOTARIZATION IN APPROPRIATE FORM FOR THE STATE OF EXECUTION IS REQUIRED.]

                                    Exhibit A

                          Credit and Collection Policy

                                 Schedule 4.1(b)
                              to Purchase Agreement

   Formation Jurisdiction of Seller; Executive Offices; Collateral Locations;
                         Corporate or Other Names; FEIN

Jurisdiction of incorporation: Delaware.

The Seller's chief executive office and principal place of business are located at 103 Foulk Rd., Suite 222, Wilmington, Delaware 19803.

Locations of Seller's offices, the warehouses and premises within which any Seller Collateral has been stored or located, and the locations of all records concerning Seller Collateral over the past 12 months and names in which Seller Collateral at such locations has been held over the past 12 months are as follows:

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
5215 N. O'Connor Blvd., Suite 1600
Irving, TX 75039*

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
9501 E. Shea Blvd.
Scottsdale, AZ 85260*

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1300 E. Campbell Rd.
Richardson, TX 75081

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
Cardinal Tech Park
1703 N. Plano Rd.
Richardson, TX 75081

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
9060 East Via Linda Blvd.
Scottsdale, AZ 85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
92 Mountain View Office Complex
10001 N. 92nd Street
Scottsdale, AZ 85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
10301 North 92nd Street
Scottsdale, AZ 85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
8901 East Mountain View
Scottsdale, AZ 85260

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
11350 McCormick Rd., Suite 1000
Hunt Valley, MD 21031*

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
Norman Center IV
5701 Green Valley Drive
Bloomington, MN 55437*

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
11344 Coloma Rd.
Gold River, CA 95670

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
23945 Calabasas Rd.
Calabasas, CA 91302

AdvancePCS, L.P.
AdvancePCS Health, L.P.
10481 Armstrong St.
Mather, CA 95655

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
200 Day Hill Rd.
Windsor, CT 06095

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1900 Century Blvd.
Atlanta, GA 30345

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
7000 Central Parkway
Atlanta, GA 30328

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
7101 College Blvd.
Overland Park, KS 66210

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
200 Lowder Brook Dr.
Westwood, MA 02090

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
465 Columbus Avenue
Valhalla, NY 10595

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1120 Welsh Road
North Wales, PA 19454

AdvancePCS Health, L.P.
250 Old Wilson Bridge Rd.
Worthington, OH 43085

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1 Great Valley Rd.
Hanover Township, PA 18702

AdvancePCS, L.P.
AdvancePCS Health, L.P.
11490 Commerce Park
Reston, VA 20191

*Locations where Seller Collateral has been stored or located over the past twelve (12) months.

Trade names: none.

FEIN: 74-3023020.

                                 Schedule 4.1(d)
                              to Purchase Agreement

                                   Litigation

None.

                                 Schedule 4.1(h)
                              to Purchase Agreement

Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness/Seller

Subsidiaries: none.

The following entities are Affiliates of the Seller:

AdvancePCS
AdvancePCS Health Systems, LLC
ADVP Consolidation, L.L.C.
AdvancePCS Research, L.L.C.
AdvancePCS Health, L.P.
ADVP Management, L.P.
AdvanceRx.com, L.P.
Baumel-Eisner Neuromedical Institute, Inc.
First Florida International Holdings, Inc.
FFI Rx Managed Care, Inc.
Ambulatory Care Review Services, Inc.
HMN Health Services, Inc.
AdvancePCS Holding Corporation
AdvancePCS Puerto Rico, Inc.
AdvancePCS SpecialtyRx, LLC
AdvancePriority SpecialtyRx LLC
Dresing-Lierman, Inc.
TheraCom, Inc.
Consumer Health Interactive, Inc.
AdvancePCS Mail Services of Birmingham, Inc.
AFC Receivables Holding Corporation

Ownership: 100% of the stock of the Seller is owned by AFC Receivables Holding Corporation.

                                 Schedule 4.1(i)
                              to Purchase Agreement


                               Tax Matters/Seller

None.

                                 Schedule 4.1(r)
                              to Purchase Agreement


                    Deposit and Disbursement Accounts/Seller

As of the Closing Date, the following accounts will be in the name of Advance Funding Corporation:

1.       Bank of America
         1850 Gateway Blvd.
         Concord, CA 94520

         Telephone # (925) 675-7737

         Account # 1233518737

         This account currently receives ACH and wire transfers for securitized receivables.

         The address for the lockbox assigned to this account is:

         AdvancePCS
         P.O. Box 847830
         Dallas, TX 75284-7830

         This lockbox will have been established, but will not yet be in use on the Closing Date. Post-closing checks from securitized clients will be sent to this lockbox and the Harris account will be closed.

2.       Harris Trust and Savings Bank
         111 West Monroe Street
         Chicago IL 60690

         Telephone # (312) 461-2121

         Account # 3712668 This account has three lockboxes attached to it.

         This account is currently set up to receive checks from securitized clients. Post-closing this activity will be transferred to the new Bank of America lockbox 847830.

         The addresses for the lockbox assigned to this account for securitized clients are:

         PCS Health Systems, Inc.              PCS Health Systems, Inc.
         P.O. Box 95973                              P.O. Box 95829
         Chicago, IL 60690                         Chicago, IL 60690

         The third lockbox assigned to this account is for FEP refund recovery. Post-closing this process will be transferred to the Bank of America lockbox 847857.

         Service Benefit Plan
         P.O. Box 95460
         Chicago, IL 60690

                                 Schedule 5.1(b)
                              To Purchase Agreement


                               Trade Names/Seller

Advance Funding Corporation

                                 Schedule 5.3(b)
                              to Purchase Agreement


                              Existing Liens/Seller

None.

                                 Schedule 7.6(b)
                              to Purchase Agreement

  Formation Jurisdiction of Servicer, Executive Offices, Collateral Locations;
                         Corporate or Other Names; FEIN

The Servicer's chief executive office and principal place of business are located at 5215 N. O'Connor Blvd., Suite 1600, Irving, TX 75039. ADVP Management, L.P. was formed on May 30, 2000. Prior to its formation, all assets held by ADVP Management, L.P. were held by Advance Paradigm, Inc., now known as AdvancePCS.

Locations of Seller's offices, the warehouses and premises within which any Seller Collateral has been stored or located, and the locations of all records concerning Seller Collateral over the past 12 months and names in which Seller Collateral at such locations has been held over the past 12 months are as follows:

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
5215 N. O'Connor Blvd., Suite 1600
Irving, TX 75039*

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
9501 E. Shea Blvd.
Scottsdale, AZ 85260*

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1300 E. Campbell Rd.
Richardson, TX 75081

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
Cardinal Tech Park
1703 N. Plano Rd.
Richardson, TX 75081

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
9060 East Via Linda Blvd.
Scottsdale, AZ 85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
92 Mountain View Office Complex
10001 N. 92nd Street
Scottsdale, AZ 85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
10301 North 92nd Street
Scottsdale, AZ 85260

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
8901 East Mountain View
Scottsdale, AZ 85260

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
11350 McCormick Rd., Suite 1000
Hunt Valley, MD 21031*

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
Norman Center IV
5701 Green Valley Drive
Bloomington, MN 55437*

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
11344 Coloma Rd.
Gold River, CA 95670

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
23945 Calabasas Rd.
Calabasas, CA 91302

AdvancePCS, L.P.
AdvancePCS Health, L.P.
10481 Armstrong St.
Mather, CA 95655

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
200 Day Hill Rd.
Windsor, CT 06095

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1900 Century Blvd.
Atlanta, GA 30345

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
7000 Central Parkway
Atlanta, GA 30328

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
7101 College Blvd.
Overland Park, KS 66210

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
200 Lowder Brook Dr.
Westwood, MA 02090

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
465 Columbus Avenue
Valhalla, NY 10595

PCS Health Systems, Inc.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1120 Welsh Road
North Wales, PA 19454

AdvancePCS Health, L.P.
250 Old Wilson Bridge Rd.
Worthington, OH 43085

ADVP Operations, L.P.
AdvancePCS, L.P.
AdvancePCS Health, L.P.
1 Great Valley Rd.
Hanover Township, PA 18702

AdvancePCS, L.P.
AdvancePCS Health, L.P.
11490 Commerce Park
Reston, VA 20191

*Locations where Seller Collateral has been stored or located over the past twelve (12) months.

Trade names: none.

Jurisdiction of incorporation: Delaware.

FEIN: 75-2882131

                                Schedule 7.6(h)
                             to Purchase Agreement

                     Ventures, Subsidiaries and Affiliates;
                  Outstanding Stock and Indebtedness/Servicer

Subsidiaries: none.

The following entities are Affiliates of the Servicer:

AdvancePCS
AdvancePCS Health Systems, LLC
ADVP Consolidation, L.L.C.
AdvancePCS Research, L.L.C.
AdvancePCS Health, L.P.
AdvanceRx.com, L.P.
Baumel-Eisner Neuromedical Institute, Inc.
First Florida International Holdings, Inc.
FFI Rx Managed Care, Inc.
Ambulatory Care Review Services, Inc.
HMN Health Services, Inc.
AdvancePCS Holding Corporation
AdvancePCS Puerto Rico, Inc.
AdvancePCS SpecialtyRx, LLC
AdvancePriority SpecialtyRx LLC
Dresing-Lierman, Inc.
TheraCom, Inc.
Consumer Health Interactive, Inc.
AdvancePCS Mail Services of Birmingham, Inc.
AFC Receivables Holding Corporation
Advance Funding Corporation

Ownership: AdvancePCS Health Systems, LLC is the 1% general partner of the Servicer and ADVP Consolidation, L.L.C. is the 99% limited partner of the Servicer.

                                 Schedule 7.6(i)
                              to Purchase Agreement

                              Tax Matters/Servicer

None.

                                 Schedule 7.6(j)
                              to Purchase Agreement

                     Intellectual Property Matters/Servicer

Servicer is currently trying to informally settle an allegation of infringement against a company called PCS Plan out of Oregon. Servicer wrote a cease and desist letter claiming that PCS Plan is infringing Servicer's registered trademark PCS and has offered them a minimal amount to change their materials. No formal complaint or filing has been made at this time.

                                 Schedule 7.6(m)
                              to Purchase Agreement

                             ERISA Matters/Servicer

The Plans are as follows:

AdvancePCS Health Plan

AdvancePCS Short Term Disability Plan

AdvancePCS Long Term Disability Plan

AdvancePCS Excess Savings Plan

AdvancePCS Excess Retirement Plan

AdvancePCS Flexible Benefits Plan

AdvancePCS Health Care Flexible Spending Plan

AdvancePCS Dependent Day Care Spending Plan

AdvancePCS Employee Savings Plan

AdvancePCS Retirement Plan

AdvancePCS Limited Term Deferred Compensation Plan

AdvancePCS Deferred Compensation Plan

AdvancePCS Holiday and Vacation Plan

AdvancePCS Educational Assistance Plan

                                 Schedule 7.8(a)
                              to Purchase Agreement

                             Existing Liens/Servicer

All Liens imposed pursuant to the terms and conditions of the Senior Credit Facility.

                                  ANNEX 5.2(a)
                                       to
                               PURCHASE AGREEMENT

                      REPORTING REQUIREMENTS OF THE SELLER

         The Seller shall furnish, or cause to be furnished, to the Purchaser, the Administrative Agent, the Collateral Agent and (in the case of paragraph (f) below only) the Rating Agencies:

         (a) Monthly Report. As soon as available, and in any event no later than 11:00 a.m. (New York time) on the fifteenth day of each calendar month, a Monthly Report in the form of Exhibit 3.1(a)(iv) prepared by the Seller as of the last day of the previous calendar month.

         (b) Annual Audited Financials. As soon as available, and in any event within ninety (90) days after the end of each fiscal year, (i) a copy of the audited consolidated financial statements for such year for the Seller and the Parent Group, certified in each case in a manner satisfactory to the Administrative Agent and the Collateral Agent by Arthur Andersen (or its successor) or other nationally recognized independent public accountants acceptable to the Administrative Agent and the Collateral Agent, with such financial statements being prepared in accordance with GAAP applied consistently throughout the period involved (except as approved by such accountants and disclosed therein), and (ii) a report from Arthur Andersen (or its successor) or other nationally recognized independent public accountants acceptable to the Administrative Agent and the Collateral Agent (upon which report the Administrative Agent and the Collateral Agent shall be entitled to rely) to the effect that such firm has caused this Agreement to be reviewed and that in the course of their audit of the Parent and its Subsidiaries no facts have come to their attention to cause them to believe that any Termination Event or Incipient Termination Event exists and in particular that they have no knowledge of any failure on the part of the Parent to comply with any financial covenant set forth in Section 5.04(a) of the Senior Credit Facility as in effect on the Closing Date (the "Financial Covenant") or any failure on the part of the Seller to comply with this Agreement in the preparation of the Monthly Reports or the Investment Base Certificates delivered during the previous fiscal year, or if such is not the case, specifying any exception and the nature thereof.

         (c) Quarterly Financials. Within forty five (45) days after the end of each fiscal quarter, consolidated financial information regarding Parent and its Subsidiaries, certified by the Chief Financial Officer of Parent, including (i) unaudited balance sheets as of the close of such fiscal quarter and the related statements of income and cash flow for that portion of the fiscal year ending as of the close of such fiscal quarter and (ii) unaudited statements of income and cash flows for such fiscal quarter, in each case setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such fiscal year, all prepared in accordance with GAAP (subject to normal year-end adjustments). Such financial information shall be accompanied by (A) a statement in reasonable detail (each, a "Compliance Certificate") in respect of the Financial Covenant and (B) the certification of the Chief Financial Officer of Parent that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position, results of operations and statements of cash flows of Parent and its Subsidiaries, on a consolidated basis, as at the end of such fiscal quarter and for that portion of the fiscal year then ended,
(ii) any other information
presented is true, correct and complete in all material respects and that there was no Termination Event or Incipient Termination Event in existence as of such time or, if a Termination Event or Incipient Termination Event has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Termination Event or Incipient Termination Event. In addition, Parent shall deliver to Administrative Agent, within forty five (45) days after the end of each fiscal quarter, a management discussion and analysis that includes a comparison to budget for that fiscal quarter and a comparison of performance for that fiscal quarter to the corresponding period in the prior year.

         (d) Operating Plan. As soon as available, but not later than thirty
(30) days after the beginning of each fiscal year, an annual operating plan for the Parent and its Subsidiaries, approved by the Board of Directors of the Parent, for the following year, which will (i) include a statement of all of the material assumptions on which such plan is based, (ii) include quarterly balance sheets and a monthly budget for the following year and (iii) integrate sales, gross profits, operating expenses, operating profit, cash flow projections and Availability projections, all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and including plans for capital expenditures and facilities.

         (e) Management Letters. Within five (5) Business Days after receipt thereof by the Parent or any of its Subsidiaries, copies of all management letters, exception reports or similar letters or reports received by the Parent from its independent certified public accountants.

         (f) Default Notices. As soon as practicable, and in any event within five (5) Business Days after an Authorized Officer of the Seller has actual knowledge of the existence thereof, telephonic or telecopied notice of each of the following events, in each case specifying the nature and anticipated effect thereof and what action, if any, the Seller proposes to take with respect thereto, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day:

                  (i) any Incipient Termination Event or Termination Event;

                  (ii) any Adverse Claim made or asserted against any of the Seller Collateral of which it becomes aware;

                  (iii) the occurrence of any event that would have a material adverse effect on the aggregate value of the Seller Collateral or on the assignments and Liens granted by the Seller pursuant to this Agreement;

                  (iv) the commencement of a case or proceeding by or against the Seller seeking a decree or order in respect of the Seller (A) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Seller or for any substantial part of its assets, or (C) ordering the winding-up or liquidation of the affairs of the Seller;

                  (v) the receipt of notice that (A) the Seller is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Seller's business is to be, or may be, suspended or revoked, or (C) the Seller is to cease and desist any practice, procedure or policy employed by it in the conduct of its business if such cessation may have a Material Adverse Effect; or

                  (vi) any other event, circumstance or condition that has had or could reasonably be expected to have a Material Adverse Effect.

         (g) SEC Filings and Press Releases. Promptly upon their becoming available, copies of: (i) all financial statements, reports, notices and proxy statements made publicly available by the Seller or any member of the Parent Group to its security holders; (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Seller or any member of the Parent Group with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and
(iii) all press releases and other statements made available by the Seller or any member of the Parent Group to the public concerning material adverse changes or developments in the business of any such Person.

         (h) Litigation. Promptly upon learning thereof, written notice of any Litigation affecting the Seller, the Transferred Receivables or the Seller Collateral, whether or not fully covered by insurance, and regardless of the subject matter thereof that (i) seeks damages in excess of $2,500,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets or against the Seller or any ERISA Affiliate of the Seller in connection with any Plan, (iv) alleges criminal misconduct the Seller or (v) would, if determined adversely, have a Material Adverse Effect.

         (i) Other Documents. Such other financial and other information respecting the Transferred Receivables, the Contracts therefor or the condition or operations, financial or otherwise, of the Seller, Holding, the Originator or the Parent or any of its other Subsidiaries as the Purchaser, the Administrative Agent or the Collateral Agent shall, from time to time, request.

         (j) Miscellaneous Certifications. As soon as available, and in any event within ninety (90) days after the end of each fiscal year, (i) a Bringdown Certificate and (ii) a Servicer's Certificate.

                                    ANNEX 7.9
                                       to
                               PURCHASE AGREEMENT

                     REPORTING REQUIREMENTS OF THE SERVICER

         The Servicer shall furnish, or cause to be furnished, to the Purchaser, the Administrative Agent and the Collateral Agent all of the following (except if the Servicer is a Subsidiary of Parent, in which case the Servicer shall not be required to furnish the information required in paragraphs (a) and (b) below):

         (a) Annual Audited Financials. As soon as available and in any event within 90 days after the end of each fiscal year of the Servicer, a copy of the audited consolidated financial statements of the Servicer and its Subsidiaries for such year, certified in each case in a manner satisfactory to the Administrative Agent and the Collateral Agent by Arthur Andersen (or any successor thereto) or another firm of nationally recognized independent certified public accountants acceptable to the Administrative Agent and the Collateral Agent (and accompanied by consolidating financial information) with such financial statements being prepared in accordance with GAAP applied consistently throughout the period involved (except as approved by such accountants and disclosed therein).

         (b) Quarterly Officer's Certificate. As soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year and 90 days after the end of each fiscal year, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding fiscal quarter and of its performance under this Agreement has been made under such officer's supervision,
(ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, describing the nature and status thereof and all efforts undertaken to cure such default, (iii) there was no Event of Servicer Termination in existence as of such time or, if a Servicer Termination Event shall have occurred and be continuing, describing the nature and status thereof and all efforts undertaken to cure such Event of Servicer Termination, (iv) the Servicer has complied with each of its covenants under the Purchase Agreement and the other Related Documents, including those covenants set forth in Section 7.6 of the Purchase Agreement and Section 5.04(a) of the Senior Credit Facility (as in effect on the Closing Date), and (v) each of the representations and warranties of the Servicer contained in the Purchase Agreement or in any other Related Document is true and correct in all respects and with the same force and effect as though made on and as of the date of such certification, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted therein.

         (c) Management Letters. Within five Business Days after receipt thereof by the Servicer, copies of all management letters, exception reports or similar letters or reports received by the Servicer from its independent certified public accountants.

         (d) Default Notices. As soon as practicable, and in any event within five (5) Business Days after an Authorized Officer of the Servicer has actual knowledge of the existence thereof, telephonic or telecopied notice of each of the following events, in each case specifying the nature and anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day:

                  (i) any Incipient Termination Event, Termination Event, Incipient Servicer Termination Event or Event of Servicer Termination;

                  (ii) any Adverse Claim made or asserted against any of the Seller Collateral of which it becomes aware;

                  (iii) the occurrence of any event that would have a material adverse effect on the aggregate value of the Seller Collateral or on the assignments and Liens granted by the Seller pursuant to this Agreement;

                  (iv) the occurrence of any event of the type described in Sections 4.2(h)(i), (ii) or (iii) of the Transfer Agreement involving any Obligor obligated under Transferred Receivables with an aggregate Outstanding Balance at such time of $500,000 or more; or

                  (v) any other event, circumstance or condition that has had or could reasonably be expected to have a Material Adverse Effect.

         (e) SEC Filings and Press Releases. Promptly upon their becoming available, copies of: (i) all financial statements, reports, notices and proxy statements made publicly available by the Servicer to its security holders; (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Servicer with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by the Servicer to the public concerning material adverse changes or developments in the business of any such Person.

         (f) Litigation. Promptly upon learning thereof, written notice of any Litigation affecting the Originator, the Seller, the Servicer, the Transferred Receivables or the Seller Collateral, whether or not fully covered by insurance, and regardless of the subject matter thereof that (i) is or is reasonably likely to be asserted by an Obligor with respect to any Transferred Receivable and with respect to which the amount in dispute is or may be reasonably expected to be in excess of $2,500,000, (ii) seeks damages in excess of $2.500,000, (iii) seeks injunctive relief, (iv) is asserted or instituted against any Plan, its fiduciaries or its assets or against the Originator, the Servicer or the Seller or ERISA Affiliate thereof in connection with any Plan, (v) alleges criminal misconduct by the Originator, the Seller or the Servicer or (vi) would, if determined adversely, have a Material Adverse Effect.

         (g) Servicer Report. On the fifteenth (15th) day of each calendar month, a report, certifying that the Servicer has received payment in full of the Servicing Fee and the Non-Transferred Receivables Servicing Fee with respect to each day of the immediately preceding calendar month.

         (h) Other Documents. Such other financial and other information respecting the Receivables, VENDOR RECEIVABLES, the Contracts therefor or the condition or operations, financial or otherwise, of the Servicer or any of its Subsidiaries as the Purchaser, the Administrative Agent or the Collateral Agent shall, from time to time, request.